TABLE OF CONTENTS Page OUR UPPERMOST FINANCIAL OBJECTIVE AND OUR STRATEGY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3 LETTER FROM CEO ROBERT KEANE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4 SUMMARY CONSOLIDATED RESULTS: 3-YEAR TREND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5 SUMMARY CONSOLIDATED RESULTS: QUARTERLY TREND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7 INCOME STATEMENT HIGHLIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9 CASH FLOW AND RETURN ON INVESTED CAPITAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11 ADJUSTED EBITDA, DEBT AND SHARE REPURCHASES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13 SEGMENT RESULTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 VISTAPRINT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 UPLOAD AND PRINT: PRINTBROTHERS AND THE PRINT GROUP . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16 NATIONAL PEN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19 ALL OTHER BUSINESSES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21 CENTRAL AND CORPORATE COSTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23 CURRENCY IMPACTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25 OUTLOOK UPDATE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26 FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26 BALANCE SHEET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27 INCOME STATEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28 CASH FLOW STATEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29 ABOUT NON-GAAP MEASURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31 NON-GAAP RECONCILIATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32 ABOUT CIMPRESS, SAFE HARBOR STATEMENT AND CONTACT INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . 44 Page 2 of 44

CIMPRESS' UPPERMOST FINANCIAL OBJECTIVE Our uppermost financial objective is to maximize our intrinsic value per share (“IVPS”). We define IVPS as (a) the unlevered free cash flow per diluted share that, in our best judgment, will occur between now and the long-term future, appropriately discounted to reflect our cost of capital, minus (b) net debt per diluted share. We define unlevered free cash flow as adjusted free cash flow plus cash interest expense related to borrowing. We endeavor to make all financial decisions in service of this priority. As such, we often make decisions that could be considered non-optimal were they to be evaluated based on other criteria such as (but not limited to) near- and mid-term operating income, net income, EPS, adjusted net operating profit (NOP), adjusted EBITDA, and cash flow. IVPS is inherently long term in nature. Thus an explicit outcome of this is that we accept fluctuations in our financial metrics as we make investments that we believe will deliver attractive long-term returns on investment. OUR STRATEGY Cimpress invests in and builds customer-focused, entrepreneurial, mass customization businesses for the long term, which we manage in a decentralized, autonomous manner. We drive competitive advantage across Cimpress through a select few shared strategic capabilities that have the greatest potential to create company-wide value. We limit all other central activities to only those which absolutely must be performed centrally. Page 3 of 44

LETTER FROM ROBERT Dear Investor, We have just finished a turbulent and challenging FY2019 in which almost all of our key financial metrics fell materially below the expectations we set at the beginning of the year. As the fiscal year progressed, we course corrected in several areas of our business and, for Q4 FY2019, our revenue was in line with our revised expectations and we had substantial increases to profitability and cash flow. In addition to reading the detailed information about our fourth quarter and FY2019 results in the following pages of this earnings document, I strongly encourage you to read my annual letter to investors that we also published today at ir.cimpress.com. It includes a strategic business review, key factors that we find useful in estimating our intrinsic value per share, revenue growth expectations by reportable segment, an assessment of our capital allocation successes and failures, a quantification of our FY2019 investments, and our investment plans for FY2020. A portion of our upcoming investor day on August 7, 2019 will be spent reviewing these topics as well, along with more details on the performance of each business. I look forward to speaking with you at our investor day next week, whether you attend in person, or via live webcast at ir.cimpress.com. Sincerely, Robert S. Keane Founder, Chairman & CEO Please see non-GAAP reconciliations at the end of this document. Page 4 of 44

SUMMARY CONSOLIDATED RESULTS: THREE-YEAR TREND

$ in thousands, except percentages

REVENUE BY REPORTABLE SEGMENT, TOTAL REVENUE AND INCOME FROM OPERATIONS:

	Q4 FY2017	Q4 FY2018	Q4 FY2019	FY2017	FY2018	FY2019
Vistaprint	$ 320,815	$ 357,129	$ 351,515	$1,310,975	$ 1,462,686	$ 1,472,671
PrintBrothers	85,669	107,851	116,979	318,188	410,776	443,987
The Print Group	76,123	85,767	88,105	270,425	320,473	325,872
National Pen	53,884	65,906	69,766	112,712	333,266	348,409
All Other Businesses	29,385	19,670	54,228	128,795	87,583	185,052
Inter-segment eliminations	(1,620)	(5,189)	(5,879)	(5,690)	(22,243)	(24,915)
Total revenue	**$ 564,256**	**$ 631,134**	**$ 674,714**	**$2,135,405**	**$ 2,592,541**	**$ 2,751,076**
Reported revenue growth	*18 %*	*12%*	*7%*	*19 %*	*21%*	*6%*
Organic constant currency revenue growth	*9 %*	*11%*	*5%*	*8 %*	*11%*	*5%*
Income from operations	**$ (9,656)**	**$ 21,851**	**$ 49,365**	**$ (45,702)**	**$ 157,800**	**$ 163,607**
Income from operations margin	*(1.7%)*	*3.5%*	*7.3%*	*(2.1%)*	*6.1%*	*5.9%*

PROFIT (LOSS) BY REPORTABLE SEGMENT ("SEGMENT PROFIT") AND ADJUSTED NET OPERATING PROFIT (NOP):

	Q4 FY2017	Q4 FY2018	Q4 FY2019	FY2017	FY2018	FY2019
Vistaprint	$ 37,772	$ 53,874	$ 74,558	$ 167,687	$ 241,479	$ 275,323
PrintBrothers	6,668	9,753	11,684	27,737	33,890	36,965
The Print Group	13,289	14,952	16,053	35,452	45,420	47,270
National Pen	1,001	2,980	4,725	(2,225)	22,165	9,838
All Other Businesses	(9,361)	(9,161)	(5,520)	(31,305)	(34,620)	(29,637)
Total segment profit	**$ 49,369**	**$ 72,398**	**$ 101,500**	**$ 197,346**	**$ 308,334**	**$ 339,759**
Central and corporate costs, excluding unallocated share-based compensation	(26,080)	(26,802)	(27,116)	(104,749)	(106,202)	(110,576)
Unallocated share-based compensation	(4,573)	(7,040)	(3,149)	(13,346)	(25,198)	3,771
Include: Realized gains (losses) on certain currency derivatives not included in operating income	3,156	(2,487)	6,400	16,474	(11,445)	20,289
Adjusted NOP	**$ 21,872**	**$ 36,069**	**$ 77,635**	**$ 95,725**	**$ 165,489**	**$ 253,243**
Adjusted NOP margin	*3.9 %*	*5.7%*	*11.5%*	*4.5 %*	*6.4%*	*9.2%*
Adjusted NOP year-over-year growth	*(26)%*	*65%*	*115%*	*(44)%*	*73%*	*53%*

CASH FLOW AND OTHER METRICS:

	Q4 FY2017	Q4 FY2018	Q4 FY2019	FY2017	FY2018	FY2019
Net cash provided by operating activities	$ 33,092	$ 47,699	$ 108,625	$ 156,736	$ 192,332	$ 331,095
Net cash used in investing activities	(24,283)	(24,573)	(38,612)	(301,789)	(10,594)	(420,166)
Net cash (used in) provided by financing activities	(18,538)	(25,593)	(79,911)	104,578	(177,757)	81,989
Adjusted free cash flow	7,135	22,839	81,939	45,075	139,488	211,816
Cash interest related to borrowing	15,941	20,916	22,274	37,548	49,125	56,704

Please see non-GAAP reconciliations at the end of this document.

Page 5 of 44

SUMMARY CONSOLIDATED RESULTS: THREE-YEAR TREND (CONTINUED)

$ in thousands, except where noted

COMPONENTS OF ADJUSTED FREE CASH FLOW:

	Q4 FY2017	Q4 FY2018	Q4 FY2019	FY2017	FY2018	FY2019
Adjusted EBITDA	$ 59,219	$ 77,636	$ 117,162	$ 238,398	$ 326,141	$ 386,547
Cash restructuring payments	(7,499)	(2,236)	(1,256)	(15,022)	(17,342)	(6,032)
Cash taxes	(13,375)	(14,390)	(10,246)	(49,342)	(32,278)	(26,347)
Other changes in net working capital (ex. earn-out payments) and other reconciling items	10,688	7,605	25,239	20,250	14,177	33,631
Purchases of property, plant and equipment	(17,241)	(13,489)	(12,629)	(74,157)	(60,930)	(70,563)
Purchases of intangible assets not related to acquisitions	(87)	—	(42)	(197)	(308)	(64)
Capitalization of software and website development costs	(8,629)	(11,371)	(14,015)	(37,307)	(40,847)	(48,652)
Adjusted free cash flow before cash interest related to borrowing	**$ 23,076**	**$ 43,755**	**$ 104,213**	**$ 82,623**	**$ 188,613**	**$ 268,520**
Cash interest related to borrowing	(15,941)	(20,916)	(22,274)	(37,548)	(49,125)	(56,704)
Adjusted free cash flow	**$ 7,135**	**$ 22,839**	**$ 81,939**	**$ 45,075**	**$ 139,488**	**$ 211,816**

Q4 FY2019 COMPONENTS OF ADJUSTED FREE CASH FLOW ($M)


$117.2
($1.3)
($10.2)
$25.2
($12.6)
($14.0)
$104.2
($22.3)
$81.9
Adjusted EBITDA
Restructuring payments
Cash taxes
Other NWC changes & other items
Capital expenditures
Capitalization of software
Adjusted free cash flow before interest related to borrowing
Cash interest related to borrowing
Adjusted free cash flow

FY2019 COMPONENTS OF ADJUSTED FREE CASH FLOW ($M)


$386.5
($6.0)
($26.3)
$33.6
($70.6)
($48.7)
$268.5
($56.7)
$211.8
Adjusted EBITDA
Restructuring payments
Cash taxes
Other NWC changes & other items
Capital expenditures
Capitalization of software
Adjusted free cash flow before interest related to borrowing
Cash interest related to borrowing
Adjusted free cash flow

Please see non-GAAP reconciliations at the end of this document.

Page 6 of 44

SUMMARY CONSOLIDATED RESULTS: QUARTERLY TREND

$ in millions, except percentages and share data

Revenue & Reported Revenue Growth (1)



$564
$563
$762
$636
$631
$589
$826
$662
$675
18%
27%
32%
16%
12%
5%
8%
4%
7%
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19

(1) Reported revenue growth rates are impacted by the timing of acquisitions and divestitures.

Organic Constant-Currency Revenue Growth



9%
12%
11%
11%
11%
8%
6%
3%
5%
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19

Cash Flow from Operations (2)



$33
$16
$160
($32)
$48
$22
$183
$17
$109
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19

Adjusted Free Cash Flow & Cash Interest Related to Borrowing (3)



Adj. FCF
Interest
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19

	Q417	Q118	Q218	Q318	Q418	Q119	Q219	Q319	Q419
Adj. FCF	$7	($13)	$133	($3)	$23	($10)	$155	($15)	$82
Interest (3)	$16	$7	$16	$6	$21	$6	$20	$8	$22

(2) Q3FY18 cash flow from operations includes the payment of contingent earn-out liabilities of $49.2 million related to the WIRmachenDRUCK and Easyflyer acquisitions.
(3) Cash interest related to borrowing is total cash interest less interest expense for Waltham, MA lease.

Please see non-GAAP reconciliations at the end of this document.

Page 7 of 44

SUMMARY CONSOLIDATED RESULTS: QUARTERLY TREND (CONTINUED)

$ in millions, except percentages and share data


GAAP Operating Income (Loss) & Adjusted Net Operating Profit
GAAP OI (Loss)
Adjusted NOP
($10)
$22
$47
$10
$73
$94
$17
$25
$22
$36
($6)
$5
$91
$115
$30
$55
$49
$78
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19


Net Income (Loss) Attributable to Cimpress
($35)
$23
$30
($2)
($7)
($15)
$69
$7
$34
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19


Net Debt (1)
Cash / cash equivalents
High yield notes
Term loan
Revolver
Other debt
$26
$43
$40
$50
$44
$48
$48
$44
$35
($275)
($275)
($275)
($275)
($400)
($400)
($400)
($400)
($400)
($124)
($296)
($293)
($289)
($285)
($279)
($274)
($476)
($250)
($133)
($8)
($249)
($516)
($505)
($147)
($191)
($8)
($668)
($8)
($7)
($6)
($376)
($8)
($786)
($770)
($795)
($828)
($857)
($156)
($116)
($14)
($10)
($16)
($1,012)
($1,000)
($1,043)
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19


Weighted Average Shares Outstanding (Millions) (2)
Basic
Diluted
31.2
32.3
32.3
30.7
30.8
30.9
31.8
31.5
31.3
31.2
31.2
31.0
30.7
30.8
30.9
30.9
30.8
30.6
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19

(1) Excludes debt issuance costs
(2) Basic and diluted shares are the same in certain periods where we reported a GAAP net loss.

Please see non-GAAP reconciliations at the end of this document.

Page 8 of 44

INCOME STATEMENT HIGHLIGHTS

Our **reported revenue growth** was 7% in Q4, and 6% for FY2019. Growth was positively impacted by the acquisition of BuildASign but negatively impacted by currency changes. **Organic constant-currency revenue growth** was 5% in both Q4 and FY2019. Revenue growth was generally in line with the expectations we reset with our Q2 FY2019 results. Revenue trends are discussed in more detail in the segment commentary of this document.

Q4 FY2019 **GAAP operating income** increased $27.5 million year over year to $49.4 million. The following year-over-year items positively influenced this result:

- Improved profitability in Vistaprint driven by a $24.5 million reduction in advertising expense, in line with our previously described plans.
- A $9.2 million decrease in share-based compensation expense excluding the effects of restructuring. In the current quarter we did not have costs related to our supplemental performance share unit awards (SPSUs) that were included last year as we concluded in Q2 FY2019 that the achievement of the relevant performance condition was no longer probable.
- Additionally, the cost of board compensation was lower year over year due to the reduction in the board's size.

These increases to Q4 operating income were partially offset by a $7.5 million impairment expense related to our Printi business recorded in the current period (details on page 21).

For FY2019 **GAAP operating income** increased $5.8 million year over year to $163.6 million. The following year-over-year items positively influenced this result:

- A $39.6 million reduction in Vistaprint advertising expense.
- A $30.8 million decrease in share-based compensation expense excluding the effects of restructuring, as described above.

These increases to FY2019 operating income were partially offset by the non-recurrence of a one-time gain of $47.5 million on the sale of Albumprinter, as well as the Q4 FY2019 impairment expense described above.

Adjusted NOP increased year over year in Q4 and FY2019 to $77.6 million and $253.2 million, respectively, primarily due to the same reasons as GAAP operating income, excluding the year-over-year impact from the gain on the sale of a subsidiary and the impairment expense, since these are excluded from adjusted NOP, as well as additional profit from the BuildASign acquisition, which positively influenced adjusted NOP to a greater degree than operating income because adjusted NOP excludes acquisition-related amortization expense. Another

(continued on next page)

2-Year Stacked Reported Revenue Growth


Earlier period
Later period
44%
18%
26%
45%
27%
18%
48%
32%
16%
42%
16%
26%
30%
12%
18%
32%
5%
27%
40%
8%
32%
20%
4%
16%
19%
7%
12%
Q4'16+Q4'17
Q1'17+Q1'18
Q2'17+Q2'18
Q3'17+Q3'18
Q4'17+Q4'18
Q1'18+Q1'19
Q2'18+Q2'19
Q3'18+Q3'19
Q4'18+Q4'19

2-Year Stacked Organic Constant-Currency Revenue Growth


Earlier period
Later period
20%
9%
11%
18%
12%
6%
19%
11%
8%
22%
11%
11%
20%
11%
9%
20%
8%
12%
17%
6%
11%
14%
3%
11%
16%
5%
11%
Q4'16+Q4'17
Q1'17+Q1'18
Q2'17+Q2'18
Q3'17+Q3'18
Q4'17+Q4'18
Q1'18+Q1'19
Q2'18+Q2'19
Q3'18+Q3'19
Q4'18+Q4'19

GAAP Operating Income (Loss) ($M) & Margin (%)


(2)%
($10)
$47
8%
$73
10%
$17
3%
$22
4%
(1)%
($6)
$91
11%
$30
5%
$49
7%
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19

Adjusted Net Operating Profit ($M) & Margin (%)


$22
4%
$10
2%
$94
12%
$25
4%
$36
6%
$5
1%
$115
14%
$55
8%
$78
12%
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19

Please see non-GAAP reconciliations at the end of this document.

Page 9 of 44

INCOME STATEMENT HIGHLIGHTS (CONTINUED)

meaningful difference between operating income and adjusted NOP is the inclusion of realized gains or losses on our currency derivatives intended to hedge EBITDA, which was a significant year-over-year benefit this quarter and for the fiscal year.


GAAP Operating Income (Loss) & Adjusted Net Operating Profit ($M) (TTM)
TTM OI (Loss)
TTM Adjusted NOP
($46)
$96
$29
$103
$68
$140
$126
$151
$158
$165
$105
$160
$123
$182
$136
$212
$164
$253
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19

GAAP net income (loss) per diluted share for the fourth quarter was $1.09, versus ($0.24) in the same quarter a year ago. For FY2019, **GAAP net income per diluted share** was $3.00 versus $1.36 in the year-ago period. In addition to the factors described above, GAAP net income was influenced by the non-recurrence of a $17.4 million loss on early extinguishment of debt recorded in the year-ago Q4 period, as well as non-operational, non-cash year-over-year currency impacts in Other income (expense), net (details on page 25), and year-over-year changes in our tax provision.


Gross Profit ($M) & Gross Margin (%)
Gross Profit
Gross Margin %
$285
$280
$402
$317
$315
$287
$414
$319
$330
50.5%
49.6%
52.7%
49.8%
49.8%
48.6%
50.2%
48.2%
48.9%
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19

Gross profit (revenue minus the cost of revenue) increased year over year by $15.5 million and $37.0 million in the fourth quarter and FY2019, respectively. Gross profit was suppressed by lower Vistaprint revenue growth and unfavorable currency movements. Gross profit benefited from the inclusion of BuildASign, which was not reflected in the year-ago results.

Gross margin (revenue minus the cost of revenue expressed as a percent of revenue) in the fourth quarter was 48.9%, down from 49.8% in the same quarter a year ago. For FY2019, gross margin was 49.1% versus 50.6% in the year-ago period. The decline in gross margin was primarily due to changes in mix and unfavorable currency impacts.


Contribution Profit ($M) & Contribution Margin (%)
Contribution Profit
Contribution Margin %
$186
$175
$261
$198
$206
$163
$266
$210
$239
32.9%
31.0%
34.3%
31.2%
32.6%
27.7%
32.3%
31.8%
35.4%
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19

Contribution profit (revenue minus the cost of revenue, advertising and payment processing) increased year over year by $32.8 million and $38.7 million in Q4 and FY2019, respectively. The increase was primarily driven by the positive impact of the reduction in Vistaprint advertising spend offset by unfavorable currency impacts.

Contribution margin (revenue minus the cost of revenue, the cost of advertising and payment processing, expressed as a percent of revenue) in the fourth quarter was 35.4%, up from 32.6% in the same quarter a year ago. This was driven by the reduction in Vistaprint advertising spend partially offset by the gross margin compression described above. For FY2019 contribution margin was 31.9%, a decrease from 32.4% in the year-ago period.

Advertising as a percent of revenue decreased significantly year over year for the fourth quarter from 15.7% to 12.0%. For FY2019, advertising as a percent of revenue decreased year over year from 16.7% to 15.5%, driven by the reduction in Vistaprint advertising spend, partially offset by an increase in National Pen spend as a percent of revenue.

Please see non-GAAP reconciliations at the end of this document.

Page 10 of 44

CASH FLOW & RETURN ON INVESTED CAPITAL

We generated $108.6 million of **cash from operations** in Q4 FY2019, compared with $47.7 million in the year-ago period. The increase was driven by a $39.5 million increase in adjusted EBITDA, which was positively impacted by the inclusion of BuildASign. Additionally, cash from operations benefited from a continued focus on improving working capital efficiency and from lower cash taxes.

For FY2019, we generated $331.1 million of **cash from operations**, compared with $192.3 million in the year-ago period. This increase is due to a $60.4 million increase in adjusted EBITDA, the absence of the $49.2 million of earn-out related payments that were included in the prior year period, higher working capital inflows, lower restructuring payments and lower cash taxes. The chart "Certain Cash Payments Impacting Cash Flow from Operations" on the next page illustrates the impact of interest expense, restructuring payments and earn-outs on our operating cash flow.

Adjusted free cash flow was $81.9 million in the fourth quarter of FY2019 compared to $22.8 million in the same period a year ago. For FY2019, adjusted free cash flow was $211.8 million, compared to $139.5 million in the year-ago period. Adjusted free cash flow benefited from similar factors as our operating cash flow; however, the FY2018 earn-out payments were excluded from adjusted free cash flow. For the full year, capital expenditures and capitalized software increased by $17.4 million in total.

Internally, our most important annual performance metric is **unlevered free cash flow**, which we define as adjusted free cash flow plus cash interest expense related to borrowing. The top two charts at the right illustrate these components on a quarterly and trailing-twelve-month basis.

The GAAP operating measures that we use as a basis to calculate **adjusted return on invested capital** (adjusted ROIC) are total debt, total shareholders' equity, and operating income. Debt increased compared to the year-ago period in conjunction with our acquisition of BuildASign. On a trailing-twelve-month basis, adjusted ROIC as of June 30, 2019 improved compared to the prior-year Q4 TTM period with improved profits. As of Q2 FY2018, adjusted ROIC reflected a full year of National Pen operating results.

Adjusted Free Cash Flow & Cash Interest Related to Borrowing ($M) (Quarterly)


FCF
Interest
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19

	Q417	Q118	Q218	Q318	Q418	Q119	Q219	Q319	Q419
Adj. FCF	$7	($13)	$133	($3)	$23	($10)	$155	($15)	$82
Interest	$16	$7	$16	$6	$21	$6	$20	$8	$22

Adjusted Free Cash Flow & Cash Interest Related to Borrowing ($M) (TTM)


FCF
Interest
$38
$45
$41
$50
$43
$106
$44
$124
$49
$139
$48
$142
$53
$165
$55
$153
$57
$212
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19

Adjusted Return on Invested Capital (TTM)


Adjusted ROIC
Adjusted ROIC ex SBC
8%
5%
9%
6%
14%
10%
16%
12%
18%
14%
18%
13%
17%
14%
18%
16%
20%
19%
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19

Please see non-GAAP reconciliations at the end of this document.

Page 11 of 44

CASH FLOW & ROIC (CONTINUED)

Cash Flow from Operations ($M) (Quarterly)


$33
$16
$160
($32)
$48
$22
$183
$17
$109
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19

Cash Flow from Operations ($M) (TTM)


$157
$164
$219
$178
$192
$198
$221
$270
$331
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19

Certain Cash Payments Impacting Cash Flow from Operations ($M)* (Quarterly)


Cash Restructuring
Cash Interest Related to Borrowing
Cash Earn-Out Payments
$23
$16
$7
$11
$7
$4
$23
$16
$7
$59
$49
$6
$4
$23
$21
$2
$7
$6
$1
$20
$11
$8
$3
$23
$22
$1
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19

Certain Cash Payments Impacting Cash Flow from Operations ($M)* (TTM)


Cash Restructuring
Cash Interest Related to Borrowing
Cash Earn-Out Payments
$53
$38
$15
$60
$41
$19
$69
$43
$26
$116
$49
$44
$23
$115
$49
$49
$17
$111
$49
$48
$14
$110
$49
$53
$8
$62
$55
$7
$63
$57
$6
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19

Capital Expenditures & Capitalization of Software & Website Development Costs ($M) (Quarterly)


Capital Expenditures
Capitalized Software
$26
$9
$17
$29
$9
$20
$27
$9
$18
$20
$11
$9
$24
$11
$13
$32
$11
$21
$29
$11
$18
$32
$13
$19
$27
$14
$13
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19

Capital Expenditures & Capitalization of Software & Website Development Costs ($M) (TTM)


Capital Expenditures
Capitalized Software
$111
$37
$74
$113
$38
$75
$113
$36
$77
$103
$38
$65
$102
$41
$61
$104
$43
$61
$106
$45
$61
$117
$46
$71
$120
$49
$71
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19

** Cash restructuring and cash interest related to borrowing impact both cash flow from operations and adjusted free cash flow. Cash earn-out payments impact cash flow from operations but are excluded from adjusted free cash flow.*

Please see non-GAAP reconciliations at the end of this document.

Page 12 of 44

ADJUSTED EBITDA, DEBT & SHARE REPURCHASES

Adjusted EBITDA is operating income plus depreciation and amortization (including acquisition-related amortization of intangible assets), goodwill and other impairment charges, restructuring charges, gains on the purchase or sale of subsidiaries, share-based compensation, and several other small items described in the non-GAAP reconciliation section of this document. We do not manage our business performance to adjusted EBITDA; however, it is a significant component of unlevered free cash flow, which is the financial metric to which we manage the business on an annual basis.

Adjusted EBITDA for Q4 FY2019 was $117.2 million, up 51% from Q4 FY2018 and our FY2019 adjusted EBITDA was $386.5 million, up 19% from FY2018. Though adjusted EBITDA excludes several costs and benefits in our operating income, Q4 FY2019 adjusted EBITDA moved in line with the year-over-year change in operating income discussed on pages 9 and 10 of this document. In addition, the BuildASign acquisition positively influenced adjusted EBITDA to a greater degree than operating income. Even without the year-over-year benefit from the inclusion of BuildASign, adjusted EBITDA grew meaningfully in Q4 FY2019 and FY2019.

The calculation for our debt leverage ratio (either total or senior secured debt to trailing-twelve-month EBITDA) uses definitions of both debt and EBITDA that differ from the corresponding figures reported in this document. For example, the EBITDA defined in our debt covenants gives pro forma effect for acquired and divested businesses that closed within the trailing-twelve-month period ended June 30, 2019, as well as other smaller differences.

When calculated per the definitions in our debt covenants, our total leverage ratio was 2.74 as of June 30, 2019, and our senior secured leverage ratio was 1.70, a decrease compared to March 31, 2019. This was driven by the sequential expansion of EBITDA and repayment of debt, partially offset by the share repurchases outlined below.

During Q4 FY2019 we repurchased 327,516 Cimpress shares for $29.4 million at an average price per share of $89.92. For FY2019, we repurchased 594,450 Cimpress shares for $55.6 million at an average price per share of $93.48. We consider share repurchases to be an important category of capital deployment. We make our share repurchase decisions by comparing the potential returns of share repurchases to the potential returns on other uses of that capital. Our choice to repurchase is also guided by obligations under our equity compensation plans, our debt covenants and, as the case may be, corporate acquisitions or similar transactions that may be funded with our own shares, as well as legal and tax considerations.


Adjusted EBITDA ($M)
(Quarterly)
$59
$46
$134
$69
$78
$42
$138
$89
$117
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19


Adjusted EBITDA ($M)
(TTM)
$238
$249
$289
$308
$326
$323
$327
$347
$387
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19


Total Leverage Ratio*
3.45
3.39
2.58
2.79
2.75
2.81
3.21
3.19
2.74
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19

Total leverage ratio as calculated in accordance with our debt covenants


Amount Available for Borrowing ($M)
$212
$262
$490
$439
$568
$564
$424
$439
$604
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19


Interest Expense Related to Borrowing ($M)*
(Income Statement View)
$11
$11
$10
$11
$11
$12
$14
$15
$14
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19

**Excludes interest expense associated with our Waltham, Massachusetts lease as well as investment consideration*

Please see non-GAAP reconciliations at the end of this document.

Page 13 of 44

SEGMENT RESULTS

VISTAPRINT

Vistaprint's Q4 FY2019 revenue was in line with the revised expectations we set six months ago. Reported revenue declined year over year by 2%, and constant-currency revenue was flat. For FY2019, revenue growth was 1% on a reported basis and 3% in constant currencies.

As described previously, since January 2019 we have reduced advertising levels in light of what we believe to be more accurate estimates of cash flows per customer cohort. This lowered revenue growth but drove a substantial improvement to profitability.

Vistaprint's segment profit increased year over year by $20.7 million in Q4 FY2019 and $33.8 million in FY2019. Segment profit margin also improved by 610 and 220 basis points, in Q4 FY2019 and FY2019, respectively. This was largely driven by year-over-year reductions in advertising spend of $24.5 million (a 31.9% decrease) and $39.6 million (a 12.5% decrease) in Q4 FY2019 and FY2019, respectively. Operating expenses were flat year over year during the quarter and down for the full year, partially offset by gross margin compression.

Operationally, Vistaprint's technology team is making steady progress on the multi-year project to rebuild its technology infrastructure. We are limiting our internal ground-up development to only those capabilities which cannot be achieved with either third-party SaaS or from the Cimpress-wide mass customization platform.

We have improved our lifetime value models and tightened payback limits for our advertising. Please note that it is too early for us to understand the long-term revenue reduction impact of these cutbacks, but we feel more confident than we did six months ago that we are making financially logical advertising decisions. We continue to expect flat-to-negative growth for Vistaprint for the foreseeable future because we will accept declining revenue growth in favor of improved returns on our advertising investment.

Additionally, we are testing pricing and discounting changes and reducing the number of small bugs and errors in our customer experience.

Finally, we have recruited three high-caliber executives who will be joining Vistaprint in the coming months: a president of North American operations, a president of international operations and a chief marketing officer. We are also recruiting a chief data officer and have a strong pipeline of candidates for other key roles. We will share more details publicly as we are able to.

(continued on next page)

Revenue ($M) & Reported Revenue Growth Quarterly



$321
$319
$429
$358
$357
$337
$434
$350
$352
5%
11%
13%
11%
11%
6%
1%
(2%)
(2%)
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19

Organic Constant-Currency Revenue Growth Quarterly



6%
10%
9%
7%
9%
7%
3%
1%
—%
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19

Revenue ($M) & Revenue Growth Annual



Reported Revenue ($M)
Reported Revenue Growth
Organic Constant Currency Revenue Growth
$1,150
$1,221
$1,311
$1,463
$1,473
FY2015
FY2016
FY2017
FY2018
FY2019

	FY2015	FY2016	FY2017	FY2018	FY2019
Reported Revenue Growth	4%	6%	7%	12%	1%
Organic Constant-Currency Revenue Growth	9%	10%	9%	9%	3%

Please see non-GAAP reconciliations at the end of this document.

Page 14 of 44

VISTAPRINT (CONTINUED)

We plan to continue to recruit additional talent and engage outside service providers at a higher rate than normal during this period of significant change. This has been offset by the fact that we are not allocating the cost of the team members who are serving in dual Cimpress / Vistaprint roles: these expenses are recorded primarily in Central and Corporate Costs. We expect these offsets to continue in FY2020.

2-Year Stacked Organic Constant-Currency Revenue Growth


Earlier period
Later period
18% 18% 18% 19% 15% 17% 12% 8% 9%
6% 10% 9% 7% 9% 7% 3% 1% 9%
12% 8% 9% 12% 6% 10% 9% 7% 9%
Q4'16+Q4'17
Q1'17+Q1'18
Q2'17+Q2'18
Q3'17+Q3'18
Q4'17+Q4'18
Q1'18+Q1'19
Q2'18+Q2'19
Q3'18+Q3'19
Q4'18+Q4'19

Segment Profit ($M) & Segment Profit Margin Quarterly


$38 $31 $99 $58 $54 $47 $84 $70 $75
12% 10% 23% 16% 15% 14% 19% 20% 21%
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19

Segment Profit ($M) & Segment Profit Margin Annual


$193 $215 $168 $241 $275
17% 18% 13% 17% 19%
FY2015
FY2016
FY2017
FY2018
FY2019

Vistaprint Advertising ($M) & as % of Revenue


$69 $73 $89 $77 $77 $73 $90 $60 $52
21% 23% 21% 22% 22% 22% 21% 17% 15%
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19

Please see non-GAAP reconciliations at the end of this document.

Page 15 of 44

UPLOAD AND PRINT As described previously, in order to increase customer focus, nimbleness and competitiveness, in FY2019 we eliminated a management oversight layer and created two sub-groups of upload and print businesses. In light of the management reporting and discrete financial information available for each of these groups of businesses, SEC reporting regulations require that each of these groups is a separate reportable segment. We refer to these new segments as PrintBrothers (including Druck.at, Printdeal and WIRmachenDRUCK) and The Print Group (including EasyFlyer, Exaprint, Pixartprinting and Tradeprint) and have recast historical results back to Q1 of FY2017 to reflect this change. During the fourth quarter we completed the sale of a minority equity interest in each of the three PrintBrothers businesses to members of that group's management team for €50.2 million in exchange for an equity interest in each of the businesses ranging from 12% to 13%. There are management put options exercisable beginning in 2021, while Cimpress' call options become exercisable in 2026. Additionally, we closed our purchase of the remaining 30% of Exagroup during the quarter for €39.0 million. Despite the fact that the financial results for each group of businesses will now be reported separately, when we evaluate the returns we look at the total upload and print portfolio. We consider the customer, market, competitive and technology context for the upload and print group to be similar in nature even though each of the seven businesses between the groups have slightly different customer, product, geography, margin, and growth profiles. As such, our upload and print commentary will continue to be combined, and we will only discuss differences in operational drivers among the two groups when materially different. We continue to see price competition and online search competition negatively impacting these businesses. We are responding by continuing to invest heavily to improve our performance and competitiveness and believe we can outperform and outlast competitors in the long term due to our geographic diversity, product selection, customer service, profitability and scale. Doing so requires hard work and a continued focus on innovation and cost reduction in this highly competitive space. Financial results for PrintBrothers and The Print Group are presented on page 5 of this document, as well as on the next page. Combined upload and print group revenue in Q4 FY2019 (i.e., the combination of revenue for PrintBrothers and The Print Group, adjusted to exclude inter-segment revenue when conducted between businesses in these segments) was in line with the revised expectations we set six months ago. Revenue grew year over year by 6% in USD, and constant-currency revenue grew 12% in Q4 FY2019. For FY2019, revenue growth was 5% in USD and 10% in constant currencies. Combined upload and print group profit (i.e., the combination of segment profit for PrintBrothers and The Print Group) increased by $3.0 million year over year in Q4 FY2019, and group profit margin was up by 100 basis points. For FY2019, combined group profit increased by $4.9 million, and group profit margin was flat compared to the year-ago period. These results were primarily driven by operating expense efficiencies, partially offset by inflation in materials inputs such as paper, investments that are not yet improving in-period profit, unfavorable currency impacts, and continued price reductions due to increased competition. Please see non-GAAP reconciliations at the end of this document. Page 16 of 44

PRINTBROTHERS REVENUE:

Revenue ($M) & Reported Revenue Growth Quarterly



$77 $86 $92 $107 $104 $108 $101 $116 $109 $117
26% 30% 35% 26% 10% 8% 5% 8%
Q3FY17 Q4FY17 Q1FY18 Q2FY18 Q3FY18 Q4FY18 Q1FY19 Q2FY19 Q3FY19 Q4FY19

Organic Constant-Currency Revenue Growth Quarterly



20% 19% 17% 16% 12% 12% 14% 15%
Q3FY17 Q4FY17 Q1FY18 Q2FY18 Q3FY18 Q4FY18 Q1FY19 Q2FY19 Q3FY19 Q4FY19

Revenue ($M) & Revenue Growth Annual



Reported Revenue ($M)
Reported Revenue Growth
Organic Constant Currency Revenue Growth
$318
$411
29%
18%
$444
13%
8%
FY2017
FY2018
FY2019

2-Year Stacked Organic Constant-Currency Revenue Growth



Earlier period
Later period
32% 12% 20%
31% 12% 19%
31% 14% 17%
31% 15% 16%
Q1'18+Q1'19
Q2'18+Q2'19
Q3'18+Q3'19
Q4'18+Q4'19

Note: results for these businesses were recast back to FY2017, therefore, we are not able to calculate growth rates prior to FY2018.

THE PRINT GROUP REVENUE:

Revenue ($M) & Reported Revenue Growth Quarterly



$65 $76 $69 $86 $80 $86 $71 $88 $79 $88
16% 23% 23% 13% 4% 3% (2)% 3%
Q3FY17 Q4FY17 Q1FY18 Q2FY18 Q3FY18 Q4FY18 Q1FY19 Q2FY19 Q3FY19 Q4FY19

Organic Constant-Currency Revenue Growth Quarterly



11% 13% 7% 4% 5% 6% 6% 9%
Q3FY17 Q4FY17 Q1FY18 Q2FY18 Q3FY18 Q4FY18 Q1FY19 Q2FY19 Q3FY19 Q4FY19

Revenue ($M) & Revenue Growth Annual



Reported Revenue ($M)
Reported Revenue Growth
Organic Constant Currency Revenue Growth
$270
$320
19%
9%
$326
6%
2%
FY2017
FY2018
FY2019

2-Year Stacked Organic Constant-Currency Revenue Growth



Earlier period
Later period
16% 5% 11%
19% 6% 13%
13% 6% 7%
13% 9% 4%
Q1'18+Q1'19
Q2'18+Q2'19
Q3'18+Q3'19
Q4'18+Q4'19

Please see non-GAAP reconciliations at the end of this document.

Page 17 of 44

PRINTBROTHERS SEGMENT PROFIT:



Segment Profit ($M) & Segment Profit Margin
Quarterly
$7
8%
$7
7%
$10
10%
$7
7%
$10
9%
$9
8%
$10
9%
$6
6%
$12
10%
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19



Segment Profit ($M) & Segment Profit Margin
Annual
$28
9%
$34
8%
$37
8%
FY2017
FY2018
FY2019

Note: results for these businesses were recast back to FY2017, therefore, we are not able to calculate growth rates prior to FY2018.

THE PRINT GROUP SEGMENT PROFIT:



Segment Profit ($M) & Segment Profit Margin
Quarterly
$13
17%
$8
12%
$12
14%
$10
13%
$15
17%
$8
11%
$12
14%
$11
15%
$16
18%
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19



Segment Profit ($M) & Segment Profit Margin
Annual
$35
13%
$45
14%
$47
15%
FY2017
FY2018
FY2019

Please see non-GAAP reconciliations at the end of this document.

Page 18 of 44

NATIONAL PEN

National Pen's Q4 FY2019 revenue growth improved sequentially, but was disappointing for the full year as we lapped very strong growth in FY2018. As described in previous quarters, we increased our prospecting activities in the first half of FY2019, but the performance of those campaigns was not as strong as expected due to various factors, including some operational delays in the supply chain. This drove poor financial results for our peak period (Q2), which in turn yielded a poor result for the full year. The team has course corrected over the past six months to lay the foundation for a more successful FY2020, albeit with the anticipation of flat to low single digit revenue growth.

Segment profit improved year over year by $1.7 million in Q4 FY2019 but deteriorated by ($12.3) million in FY2019 for the reasons described above. Segment profit margin was up 230 basis points in Q4 FY2019 and declined by 390 basis points in FY2019. The improvement during the quarter was primarily due to operating expense efficiencies, as well as a $0.8 million benefit from the adoption of the new U.S. GAAP revenue recognition standard that results in the earlier recognition of direct mail expenses. The primary drivers of segment profit performance in FY2019 were revenue weakness and accelerated investment in e-commerce technology and marketing teams. Currency also had a slightly negative year-over-year impact on segment profit.

During the quarter, National Pen launched additional pilot sites for its new e-commerce technology, and tested and adopted more of our mass customization platform (MCP) technologies intended to drive improved conversion rates and lower costs. Early indications of these efforts are positive but the financial impact is not yet material to National Pen's results.

Revenue ($M) & Reported Revenue Growth Quarterly


$54
$60
$126
$82
39%
$66
22%
$66
10%
$133
5%
$80
(2%)
$70
6%
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19

Organic Constant-Currency Revenue Growth Quarterly


1%
(3%)
28%
30%
19%
11%
7%
1%
8%
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19

**Constant-currency revenue growth excludes discontinued operations from Q4 FY2017 through Q2 FY2018.*

Revenue ($M) & Revenue Growth Annual


Reported Revenue ($M)
Reported Revenue Growth
Organic Constant Currency Revenue Growth
$333
$348
7%
5%
FY2018
FY2019

Please see non-GAAP reconciliations at the end of this document.

Page 19 of 44

NATIONAL PEN (CONTINUED)

Segment Profit ($M) & Segment Profit Margin* Quarterly


$1
2%
$1
2%
$18
14%
$—
—%
$3
5%
(27%)
($18)
$25
19%
(2%)
($2)
$5
7%
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19

**Starting in Q1 FY2019, segment profit is impacted by the adoption of the new U.S. GAAP revenue recognition standard that results in the earlier recognition of direct mail expenses in our National Pen business. The year-over-year impact hurt segment profit by $14.0 million in Q1 FY2019, but helped segment profit by $12.0 million in Q2 FY2019, $1.5 million in Q3 FY2019 and $0.8 million in Q4 FY2019. This is an expense timing impact only that created fluctuations in year-over-year profit trends throughout FY19, but had no bearing on the cash flow of this business (either quarterly or on a full-year basis).*

Segment Profit ($M) & Segment Profit Margin Annual


$22
7%
$10
3%
FY2018
FY2019

Please see non-GAAP reconciliations at the end of this document.

Page 20 of 44

ALL OTHER BUSINESSES

The growth rates for the various businesses that comprise this segment vary greatly from each other, and tend to fluctuate from quarter to quarter. The largest business in this segment, BuildASign, grew in line with expectations in Q4 FY2019 and FY2019, albeit at a slightly reduced pace from the recent trend due to year-over-year seasonality in demand for the signage category. The early-stage businesses in this segment delivered mixed revenue results during Q4 FY2019 and FY2019. These businesses continue to pivot and evolve their business models as they learn more about the markets they serve, and therefore, we expect fluctuations in growth. The organic growth rate for this segment is currently suppressed by recent actions we have taken to improve the efficiency and focus of some of these businesses. In addition, Vistaprint Corporate Solutions revenue growth was negatively impacted by the non-recurrence of $2.3 million of legacy partner revenue from Q4 FY2018 that is no longer part of the business. Excluding this impact, organic constant-currency revenue growth for the segment was 10% for Q4 FY2019 and 13% for FY2019.

Q4 FY2019 segment loss improved year over year by $3.6 million, driven by the BuildASign acquisition, partially offset by the profit impact of the loss of legacy partner revenue described above, and the inclusion of operating losses from our VIDA business in FY2019. Segment loss margin improved year over year from (47%) last year to (10%) in Q4 FY2019 due primarily to the BuildASign acquisition. FY2019 segment loss improved by $5.0 million, driven by the BuildASign acquisition and improved profits in several businesses, as well as a currency benefit, partially offset by increased investments in Printi, and the inclusion of operating losses from VIDA in FY2019. Segment loss margin improved year over year from (40%) last year to (16%) in FY2019.

Last quarter, we described reductions in the valuation of Printi. As of the end of the fiscal year, Cimpress owned 53.7% of this business, with the substantial remainder owned by Printi's founders. Printi's financial results in FY2019 have been poor, with increased investment levels and operational distractions that negatively impacted the financial outlook for the business relative to prior expectations. In Q3 FY2019, we lowered the estimated redemption value and wrote down the value of loans we had extended to the founders. In Q4 FY2019, based on updated forecasts, we recorded an impairment charge of $7.5 million (excluded from segment results).

Printi is the leader in Brazil's online printing industry and has grown quickly since its founding. That said, investment in capacity and other fixed costs was far too high in FY2019 relative to the scale of the business and the mid-term outlook. As a result, we implemented restructuring

(continued on next page)


Revenue ($M) & Reported Revenue Growth
Quarterly
Revenue (excluding Albumprinter)
Albumprinter Revenue
Reported Revenue Growth
$29
$16
$13
6%
$28
$13
$15
7%
$21
(53%)
$19
(33%)
$20
(33%)
$19
(33%)
194%
$62
$50
166%
$54
176%
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19


Organic Constant-Currency Revenue Growth*
Quarterly
7%
40%
24%
53%
46%
29%
17%
(2%)
(3%)
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19

**The trend of organic constant currency revenue growth in the chart above is not indicative of the growth trends in the existing businesses within this segment. Prior to Q1 FY2018, organic growth included Albumprinter which was material to this segment and grew more slowly than the other businesses that remain.*

Please see non-GAAP reconciliations at the end of this document.

Page 21 of 44

ALL OTHER BUSINESSES (CONTINUED)

activities in Q4 FY2019 that we believe, when combined with further changes being implemented during Q1 FY2020, will allow the business to pursue focused and profitable growth that will lead to improved financial results and an extension of Printi's leadership position in the Brazilian market. We do not expect this business to weigh as heavily on our profits and cash flows in FY2020 as it did in FY2019.

BUSINESSES IN THIS REPORTABLE SEGMENT:

With the exception of BuildASign, which is a larger and profitable business, the All Other Businesses segment consists of multiple small, rapidly evolving early-stage businesses that we continue to manage at an operating loss as previously described and planned. These businesses are subject to high degrees of risk and we expect that each of their business models will rapidly evolve in function of customer feedback, testing, and entrepreneurial pivoting, and expect fluctuations in growth.

BuildASign is an internet-based provider of canvas-print wall décor, business signage and other large-format printed products, based in Austin, Texas.

Printi, the online printing leader in Brazil, offers a superior customer experience with transparent and attractive pricing, reliable service and quality.

VIDA is an innovative startup that brings manufacturing access and an e-commerce marketplace to artists, thereby enabling artists to convert ideas into beautiful, original products for customers, ranging from custom fashion, jewelry and accessories to home accent pieces.

Vistaprint Corporate Solutions serves medium-sized businesses and large corporations, as well as a legacy revenue stream with retail partners and franchise businesses.

Vistaprint India operates a derivative of the Vistaprint business model, albeit with higher service levels and quality, fully domestic, Indian content, pricing that is a slight premium to many traditional offline alternatives, and almost no discounting.

Vistaprint Japan operates a derivative of the Vistaprint business model with a differentiated position relative to competitors who tend to focus on upload and print, not the self-service, micro-business customer which Vistaprint Japan serves.

YSD is a startup operation that provides end-to-end mass customization solutions to brands and IP owners in China, supporting multiple channels including retail stores, websites, WeChat and e-commerce platforms to enhance brand awareness and competitiveness, and develop new markets.

Revenue ($M) & Revenue Growth Annual


Reported Revenue ($M)
Reported Revenue Growth
Organic Constant Currency Revenue Growth
$147
$138
$129
$88
$185
FY2015
FY2016
FY2017
FY2018
FY2019

	FY2015	FY2016	FY2017	FY2018	FY2019
Reported Revenue Growth	138%	(6%)	(7%)	(32%)	111%
Organic Constant-Currency Revenue Growth	16%	2%	(7%)	40%	9%

Segment Loss ($M) & Margin (%) of Loss Quarterly


(32%)
(27%)
(41%)
(50%)
(47%)
(51%)
(12%)
(14%)
(10%)
($9)
($8)
($9)
($9)
($9)
($10)
($8)
($7)
($6)
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19

Segment Profit ($M) & Segment Profit Margin Annual


$11
7%
(7%)
($9)
(24%)
($31)
(40%)
($35)
(16%)
($30)
FY2015
FY2016
FY2017
FY2018
FY2019

Please see non-GAAP reconciliations at the end of this document.

Page 22 of 44

CENTRAL AND CORPORATE COSTS

Central and corporate costs decreased 11% year over year in Q4 FY2019 from $33.8 million to $30.3 million. For FY2019, central and corporate costs decreased 19% year over year from $131.4 million to $106.8 million, largely the result of the Q2 FY2019 reversal of supplemental performance share unit awards (SPSUs). Additionally, our share-based compensation (SBC) is lower year over year due to the changes we made in November, 2018 that reduced the number of directors on our board of directors.

Excluding unallocated SBC, central and corporate costs were up slightly year over year during the quarter and the fiscal year, due to increased central technology investments and central operating costs, which were largely offset by efficiencies elsewhere in the financial results of our businesses.

Our central technology teams continue to make good progress in developing new MCP technologies and in helping our businesses adopt pre-existing ones. Recent additions to this set of micro-services include machine learning that improves customer experience, drives higher conversion rates and automates manual processes. Vistaprint has used portions of the MCP technology for multiple years and will use it much more extensively in the future as part of the multi-year re-build of the Vistaprint technology platform. We anticipate that we can deploy the new Vistaprint platform faster and with lower risk because it will leverage many pre-existing MCP technologies.

WHAT ARE CENTRAL AND CORPORATE COSTS?	
Unallocated Share Based Comp	The GAAP accounting value of performance share units (PSUs) across Cimpress, minus what we cross-charge either to our businesses or to the above central cost categories. We cross-charge the cash grant value of a long-term incentive award. Additionally, the accounting value of the Supplemental PSUs (SPSUs) expense or benefit, if any, are included in this category.
MCP Investment	Software engineering and related costs to expand the functionality of our Mass Customization Platform (MCP).
Central Operating Costs	Our operationally oriented shared-service organizations of (1) global procurement, (2) the technical maintenance and hosting of the MCP, and (3) privacy and information security management, plus the administrative costs of our Cimpress India offices where numerous Cimpress businesses have dedicated business-specific team members. These costs are required to operate our businesses.
Corporate Costs	Corporate activities, including the office of the CEO, the board, directors and officers insurance, treasury, tax, capital allocation, financial consolidation, audit, corporate legal, internal company-wide communications, investor relations and corporate strategy. Additionally, the expense or benefit, if any, for the supplemental performance cash awards that accompany some of the SPSUs are included in this category.



Central and Corporate Costs ($M)*
Quarterly
Corporate Costs
Central Operating Costs
MCP Investment
Unallocated SBC
$31
$5
$7
$10
$9
$28
$2
$6
$10
$10
$33
$7
$6
$10
$9
$36
$9
$6
$11
$10
$34
$7
$6
$11
$10
$33
$4
$7
$11
$11
$16
$7
$11
$9
($11)
$29
$7
$12
$10
$31
$3
$7
$12
$9
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19



Central and Corporate Costs ($M)*
Annual
Corporate Costs
Central Operating Costs
MCP Investment
Unallocated SBC
$98
$23
$30
$45
$117
$13
$25
$37
$42
$131
$25
$25
$42
$39
$107
$27
$46
$38
($4)
FY2016
FY2017
FY2018
FY2019

**Q2 FY2019 Central and Corporate Costs were impacted by the reversal of the previously recognized $15.4 million expense for our SPSUs, when we concluded that the achievement of the performance condition was no longer probable. Please see our Q2 FY2019 "Quarterly Earnings Document" for more context.*

Please see non-GAAP reconciliations at the end of this document.

Page 23 of 44

CENTRAL AND CORPORATE COSTS (CONTINUED)



Central and Corporate Costs
Excluding Unallocated Share-Based Comp*
($M and as a % of Total Revenue)
$26
$26
$26
$27
$27
$28
$27
$28
$27
5%
5%
3%
4%
4%
5%
3%
4%
4%
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19



Central and Corporate Costs
Excluding Unallocated Share-Based Comp*
($M and as a % of Total Revenue)
$98
$105
$106
$111
5%
5%
4%
4%
FY2016
FY2017
FY2018
FY2019

**We present this cost category excluding the Unallocated SBC to help our investors see the potential for scale leverage in these central costs without the volatility and accounting complexities of the Unallocated SBC. For avoidance of doubt, we view SBC as a cost, and believe investors should too. As a reminder, we charge our businesses a cost based on the cash value of long-term incentive grants, which excludes some of these accounting complexities, and which is included in each segment's results each period. You can find additional information on the LTI overview document posted on ir.cimpress.com. All numbers are rounded to the nearest million and may not sum to total Central and Corporate Costs when combined with the rounded Unallocated SBC figures in the chart above.*

Please see non-GAAP reconciliations at the end of this document.

Page 24 of 44

CURRENCY IMPACTS

Changes in currency rates negatively impacted our year-over-year reported revenue growth rate by 300 basis points in both Q4 FY2019 and FY2019. There are many natural expense offsets in local currencies in our business and, therefore, the net currency impact to our bottom line is less pronounced than it is to revenue. As such, we look at constant-currency growth rates to understand revenue trends in the absence of currency movements but typically evaluate our bottom line inclusive of currency movements.

Our most significant net currency exposures by volume are the Euro and the British Pound. We enter into currency derivative contracts to hedge the risk for certain currencies where we have a net adjusted EBITDA exposure. We hedge our adjusted EBITDA exposures because a slightly different but similar EBITDA measure is the primary metric used in our debt covenants. We do not apply hedge accounting to these hedges, which increases the volatility of the gains or losses that are included in our net income from quarter to quarter. Realized and unrealized gains or losses from these hedges are recorded in Other income (expense), net, along with other currency-related gains or losses. The realized gains or losses on our hedging contracts are added to our adjusted NOP and adjusted EBITDA to show the economic impact of our hedging activities.

Our Other income (expense), net was $9.1 million in Q4 FY2019, and $26.5 million for FY2019. The vast majority of this is currency related, as follows:

- Realized gains on certain currency hedges were $6.4 million for the fourth quarter and $20.3 million for FY2019. These realized gains affect our net income, adjusted NOP, adjusted EBITDA, and adjusted free cash flow.
- Approximately $2.7 million of Q4 gains and $6.2 million of FY2019 gains were primarily related to unrealized non-cash net gains on intercompany activity and currency hedges. These are included in our net income, but excluded from our adjusted NOP and adjusted EBITDA.

Overall, for the reasons described above, year-over-year fluctuations in currencies create different impacts on the various financial results you see throughout this document. At the top right of this page is a table describing these directional net currency impacts when compared to the prior-year period.

	Y/Y Impact from Currency*	
Financial Measure	**Q4 FY2019**	**FY2019**
Revenue	Negative	Negative
Operating income	Negative	Negative
Net income	Positive	Positive
Segment profit	Mixed by segment	Mixed by segment
Adjusted NOP	Positive	Positive
Adjusted EBITDA	Positive	Positive
Adjusted free cash flow	Positive	Positive

**Net income includes both realized and unrealized gains or losses from currency hedges and intercompany loan balances. Adjusted NOP and adjusted EBITDA include only realized gains or losses from certain currency hedges. Adjusted free cash flow includes realized gains or losses on currency hedges as well as the currency impact of the timing of receivables, payments and other working capital settlements. Revenue, operating income and segment profit do not reflect any impacts from currency hedges or balance sheet translation.*

Other Income (Expense), Net ($M)


($11)
($16)
($8)
($2)
$5
$10
$10
($2)
$9
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19

Realized Gains (Losses) on Certain Currency Derivatives ($M)


$3
($1)
($4)
($5)
($2)
$2
$7
$5
$6
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19

Please see non-GAAP reconciliations at the end of this document.

Page 25 of 44

HOUSEKEEPING ITEMS Please note the following housekeeping items: • Our revenue and investment outlook is detailed in the annual letter to shareholders published simultaneously with this Q4 and FY2019 earnings document. • Starting in Q1 FY2020, we will adopt the new lease accounting standard ASC 842, which will move our operating leases onto our balance sheet. The new standard will change the classification of our build-to-suit leases as operating leases, for our Waltham, Massachusetts and Dallas, Texas building leases. Therefore starting in Q1 FY2020, we will reverse the existing lease asset of $126.8 million (included within property, plant and equipment, net) and the related financing lease obligations of $124.6 million. In addition, we will recognize an operating lease asset and liability. The change in lease classification for our build-to-suit leases will result in a decrease to operating income and decrease to interest expense within our consolidated statement of operations of approximately $7.2 million annually. In our consolidated statement of cash flows, the change in classification will result in a decrease to cash from operating activities and an increase to cash from financing activities of approximately $4.1 million. But this will not result in a change to our adjusted free cash flow, adjusted NOP or adjusted EBITDA since we already factor in the lease-related interest expense in these calculations. Other than the impact from our built-to-suit leases, we do not expect the new standard to have a material impact on our consolidated statement of operations and consolidated statement of cash flows. • As described in our annual letter to investors published today, after the end of FY2019 we took the decision to operate Vistaprint India, Vistaprint Japan, and Vistaprint Corporate Solutions as lines of business within Vistaprint. Please see non-GAAP reconciliations at the end of this document. Page 26 of 44

CIMPRESS N.V. CONSOLIDATED BALANCE SHEETS (unaudited in thousands, except share and per share data) June 30, June 30, 2019 2018 Assets Current assets: Cash and cash equivalents. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $35,279 $44,227 Accounts receivable, net of allowances of $7,313 and $6,898, respectively . . . . . . . . . . . . 60,646 55,621 Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 66,310 60,602 Prepaid expenses and other current assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 78,065 78,846 Total current assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 240,300 239,296 Property, plant and equipment, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 490,755 483,664 Software and website development costs, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 69,840 56,199 Deferred tax assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 59,906 67,087 Goodwill . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 718,880 520,843 Intangible assets, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 262,701 230,201 Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25,994 54,927 Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $1,868,376 $1,652,217 Liabilities, noncontrolling interests and shareholders’ equity Current liabilities: Accounts payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $185,096 $152,436 Accrued expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 194,715 186,661 Deferred revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31,780 27,697 Short-term debt. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 81,277 59,259 Other current liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27,881 54,971 Total current liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 520,749 481,024 Deferred tax liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44,531 51,243 Lease financing obligation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 112,096 102,743 Long-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 942,290 767,585 Other liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 53,716 69,524 Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,673,382 1,472,119 Commitments and contingencies Redeemable noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 63,182 86,151 Shareholders’ equity: Preferred shares, par value €0.01 per share, 100,000,000 shares authorized; none issued and outstanding. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — Ordinary shares, par value €0.01 per share, 100,000,000 shares authorized; 44,080,627 shares issued; and 30,445,669 and 30,876,193 shares outstanding, respectively . . . . . . . 615 615 Treasury shares, at cost, 13,634,958 and 13,204,434 shares, respectively. . . . . . . . . . . . . (737,447) (685,577) Additional paid-in capital. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 411,079 395,682 Retained earnings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 537,422 452,756 Accumulated other comprehensive loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (79,857) (69,814) Total shareholders’ equity attributable to Cimpress N.V.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 131,812 93,662 Noncontrolling interests. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — 285 Total shareholders' equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 131,812 93,947 Total liabilities, noncontrolling interests and shareholders’ equity. . . . . . . . . . . . . . . . . . . . . . $1,868,376 $1,652,217 Page 27 of 44

CIMPRESS N.V.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited in thousands, except share and per share data)

	Three Months Ended June 30,		Year Ended June 30,	
	2019	2018	2019	2018
Revenue	$ 674,714	$631,134	$2,751,076	$2,592,541
Cost of revenue (1)	344,677	316,550	1,401,344	1,279,799
Technology and development expense (1)	62,172	63,160	236,797	245,758
Marketing and selling expense (1)	151,411	168,185	713,863	714,654
General and administrative expense (1)	43,507	49,089	162,652	176,958
Amortization of acquired intangible assets	13,087	11,749	53,256	49,881
Restructuring expense (1)	2,992	550	12,054	15,236
(Gain) on sale of subsidiaries	—	—	—	(47,545)
Impairment of goodwill and acquired intangible assets	7,503	—	7,503	—
Income from operations	49,365	21,851	163,607	157,800
Other income (expense), net	9,090	4,570	26,476	(21,032)
Interest expense, net	(15,799)	(14,780)	(63,171)	(53,043)
Loss on early extinguishment of debt	—	(17,359)	—	(17,359)
Income (loss) before income taxes	42,656	(5,718)	126,912	66,366
Income tax expense	9,461	(79)	33,432	19,578
Net income (loss)	33,195	(5,639)	93,480	46,788
Add: Net loss (income) attributable to noncontrolling interest	952	(1,661)	1,572	(3,055)
Net income (loss) attributable to Cimpress N.V.	$34,147	($7,300)	$95,052	$43,733
Basic net income (loss) per share attributable to Cimpress N.V.	$1.11	($0.24)	$3.09	$1.41
Diluted net income (loss) per share attributable to Cimpress N.V.	$1.09	($0.24)	$3.00	$1.36
Weighted average shares outstanding — basic	30,631,575	30,812,113	30,786,349	30,948,081
Weighted average shares outstanding — diluted	31,305,201	30,812,113	31,662,705	32,220,401

(1) Share-based compensation is allocated as follows:

	Three Months Ended June 30,		Year Ended June 30,	
	2019	2018	2019	2018
Cost of revenue	$135	$121	$455	$361
Technology and development expense	1,765	2,664	3,765	10,580
Marketing and selling expense	520	1,702	1,193	6,683
General and administrative expense	5,175	12,261	12,882	31,515
Restructuring expense	171	—	3,421	1,327

Page 28 of 44

CIMPRESS N.V. CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited, in thousands) Three Months Ended Year Ended June 30, June 30, 2019 2018 2019 2018 Operating activities Net income (loss). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 33,195 ($5,639) $ 93,480 $ 46,788 Adjustments to reconcile net income (loss) to net cash provided by operating activities: Depreciation and amortization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44,217 41,885 173,771 169,005 Impairment of goodwill and acquired intangible assets. . . . . . . . . . . . 7,503 — 7,503 — Share-based compensation expense . . . . . . . . . . . . . . . . . . . . . . . . . 7,766 16,748 21,716 50,466 Deferred taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (2,175) (4,487) 6,838 (14,039) Gain on sale of subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — — (47,545) Loss on early extinguishment of debt . . . . . . . . . . . . . . . . . . . . . . . . . — 17,359 — 17,359 Change in contingent earn-out liability . . . . . . . . . . . . . . . . . . . . . . . . — — — 1,774 Unrealized loss (gain) on derivatives not designated as hedging instruments included in net income (loss) . . . . . . . . . . . . . . . . . . . . . . 574 (24,786) (5,358) (15,540) Effect of exchange rate changes on monetary assets and liabilities denominated in non-functional currency . . . . . . . . . . . . . . . . . . . . . . . (5,640) 14,249 (4,364) 19,460 Payments of contingent consideration in excess of acquisition date fair value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — — (4,639) Other non-cash items . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4,467 2,539 9,209 4,668 Changes in operating assets and liabilities: Accounts receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9,626 9,573 (4,186) (5,123) Inventory. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5,450 5,036 (3,627) (7,068) Prepaid expenses and other assets . . . . . . . . . . . . . . . . . . . . . . . . 9,793 (2,608) 4,475 (2,472) Accounts payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7,428 3,334 19,835 21,782 Accrued expenses and other liabilities . . . . . . . . . . . . . . . . . . . . . . (13,579) (25,504) 11,803 (42,544) Net cash provided by operating activities . . . . . . . . . . . . . . . . . . . . . . . 108,625 47,699 331,095 192,332 Investing activities Purchases of property, plant and equipment . . . . . . . . . . . . . . . . . . . . . (12,629) (13,489) (70,563) (60,930) Proceeds from the sale of subsidiaries, net of transactions costs and cash divested. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — — 93,779 Business acquisitions, net of cash acquired . . . . . . . . . . . . . . . . . . . . . — — (289,920) (110) Purchases of intangible assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (42) — (64) (308) Capitalization of software and website development costs . . . . . . . . . . (14,015) (11,371) (48,652) (40,847) Proceeds from the sale of assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 90 401 640 886 Realized loss on derivatives designated as hedging instruments . . . . . (12,016) — (12,016) — Other investing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — (114) 409 (3,064) Net cash (used in) provided by investing activities . . . . . . . . . . . . . . . . (38,612) (24,573) (420,166) (10,594) Financing activities Proceeds from borrowings of debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 214,229 215,487 1,140,607 805,995 Proceeds from issuance of senior notes . . . . . . . . . . . . . . . . . . . . . . . . — 400,000 — 400,000 Payments of debt. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (266,664) (318,628) (947,696) (974,781) Payments for early redemption of senior notes . . . . . . . . . . . . . . . . . . . — (275,000) — (275,000) Payments of early redemption fees for senior notes . . . . . . . . . . . . . . . — (14,438) — (14,438) Payments of debt issuance costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — (7,378) (2,729) (10,629) Payments of purchase consideration included in acquisition-date fair value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (3,282) — (3,282) (2,105) Payments of withholding taxes in connection with equity awards . . . . . (3,577) (16,618) (5,979) (19,698) Payments of capital lease obligations . . . . . . . . . . . . . . . . . . . . . . . . . . (4,341) (3,839) (17,063) (17,618) Page 29 of 44

CIMPRESS N.V. CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED) (unaudited, in thousands) Three Months Ended Year Ended June 30, June 30, 2019 2018 2019 2018 Purchase of ordinary shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (29,450) — (55,567) (94,710) Purchase of noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . . (44,343) (1,144) (85,520) (1,144) Proceeds from sale of noncontrolling interest . . . . . . . . . . . . . . . . . . . . 57,046 — 57,046 35,390 Distribution to noncontrolling interest . . . . . . . . . . . . . . . . . . . . . . . . . . — — (3,375) — Proceeds from issuance of ordinary shares . . . . . . . . . . . . . . . . . . . . . 646 465 3,403 11,981 Issuance of loans. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — (4,500) — (21,000) Other financing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (175) — 2,144 — Net cash (used in) provided by financing activities . . . . . . . . . . . . . . . . (79,911) (25,593) 81,989 (177,757) Effect of exchange rate changes on cash . . . . . . . . . . . . . . . . . . . . . . . 919 (3,184) (1,866) 2,507 Change in cash held for sale . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — — 12,042 Net (decrease) increase in cash and cash equivalents . . . . . . . . . . . . . (8,979) (5,651) (8,948) 18,530 Cash and cash equivalents at beginning of period . . . . . . . . . . . . . . . . 44,258 49,878 44,227 25,697 Cash and cash equivalents at end of period . . . . . . . . . . . . . . . . . . . . . 35,279 44,227 35,279 44,227 Please see non-GAAP reconciliations at the end of this document. Page 30 of 44

ABOUT NON-GAAP FINANCIAL MEASURES: To supplement Cimpress’ consolidated financial statements presented in accordance with U.S. generally accepted accounting principles, or GAAP, Cimpress has used the following measures defined as non-GAAP financial measures by Securities and Exchange Commission, or SEC, rules: Constant-currency revenue growth, constant-currency revenue growth excluding revenue from acquisitions and divestitures made in the last twelve months, upload and print group revenue growth, constant currency revenue growth and profit, adjusted net operating profit, adjusted EBITDA, adjusted free cash flow and trailing-twelve-month return on invested capital: • Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar. • Constant-currency revenue growth excluding revenue from acquisitions and divestitures made during the past twelve months excludes the impact of currency as defined above. The organic constant-currency growth rate excludes Albumprinter revenue from Q1 FY2017 through Q1 FY2018, Digipri (the part of our Japan business that we previously sold) revenue for Q2 FY2018, and VIDA and BuildASign revenue for all periods. • Upload and print group revenue growth is the combination of revenue for PrintBrothers and The Print Group in USD, adjusted to exclude inter-segment revenue when conducted between businesses in these segments. Upload and print group constant-currency revenue growth is the combination of revenue for PrintBrothers and The Print Group in constant currencies, adjusted to exclude inter-segment revenue when conducted between businesses in these segments. Upload and print group profit is the combination of segment profit for PrintBrothers and The Print Group. • Adjusted net operating profit is defined as GAAP operating income plus interest expense associated with our Waltham, Massachusetts lease, excluding M&A related items such as acquisition-related amortization and depreciation, changes in the fair value of contingent consideration, and expense for deferred payments or equity awards that are treated as compensation expense, plus the impact of certain unusual items such as discontinued operations, restructuring charges, impairments, or gains related to the purchase or sale of subsidiaries, plus certain realized gains or losses on currency derivatives that are not included in operating income. • Adjusted EBITDA is defined as operating income plus depreciation and amortization (excluding depreciation and amortization related to our Waltham, Massachusetts office lease) plus share-based compensation expense plus proceeds from insurance plus earn-out related charges plus certain impairments plus restructuring related charges plus realized gains or losses on currency derivatives less interest expense related to our Waltham, Massachusetts office lease less gain on purchase or sale of subsidiaries. • Adjusted free cash flow is defined as net cash provided by operating activities less purchases of property, plant and equipment, purchases of intangible assets not related to acquisitions, and capitalization of software and website development costs, plus payment of contingent consideration in excess of acquisition-date fair value, plus gains on proceeds from insurance. • Trailing-Twelve-Month Return on Invested Capital is adjusted NOPAT or adjusted NOPAT excluding share-based compensation, divided by debt plus redeemable noncontrolling interest plus shareholders' equity, less excess cash. Adjusted NOPAT is defined as adjusted NOP from above, less cash taxes. Adjusted NOPAT excluding share-based compensation adds back all share-based compensation expense that has not already been added back to adjusted NOPAT. Excess cash is cash and equivalents greater than 5% of last twelve month revenues and, if negative, is capped at zero. Operating leases have not been converted to debt for purposes of this calculation. These non-GAAP financial measures are provided to enhance investors' understanding of our current operating results from the underlying and ongoing business for the same reasons they are used by management. For example, as we have become more acquisitive over recent years we believe excluding the costs related to the purchase of a business (such as amortization of acquired intangible assets, contingent consideration, or impairment of goodwill) provides further insight into the performance of the underlying acquired business in addition to that provided by our GAAP operating income. As another example, as we do not apply hedge accounting for our currency forward contracts, we believe inclusion of realized gains and losses on these contracts that are intended to be matched against operational currency fluctuations provides further insight into our operating performance in addition to that provided by our GAAP operating income. We do not, nor do we suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. For more information on these non-GAAP financial measures, please see the tables captioned “Reconciliations of Non-GAAP Financial Measures” included at the end of this document. The tables have more details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliation between these financial measures.  Page 31 of 44

CONSTANT-CURRENCY REVENUE GROWTH RATES

(Quarterly)

Total Company	Q4FY17	Q1FY18	Q2FY18	Q3FY18	Q4FY18	Q1FY19	Q2FY19	Q3FY19	Q4FY19
Reported revenue growth	18 %	27 %	32 %	16 %	12 %	5%	8 %	4 %	7 %
Currency impact	2 %	(3)%	(5)%	(8)%	(4)%	1%	3 %	5 %	3 %
Revenue growth in constant currency	20 %	24 %	27 %	8 %	8 %	6%	11 %	9 %	10 %
Impact of TTM acquisitions, divestitures & JVs	(11)%	(12)%	(16)%	3 %	3 %	2%	(5)%	(6)%	(5)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	9 %	12 %	11 %	11 %	11 %	8%	6 %	3 %	5 %

Vistaprint	Q4FY17	Q1FY18	Q2FY18	Q3FY18	Q4FY18	Q1FY19	Q2FY19	Q3FY19	Q4FY19
Reported revenue growth	5%	11 %	13 %	11 %	11 %	6%	1%	(2)%	(2)%
Currency impact	1%	(1)%	(4)%	(4)%	(2)%	1%	2%	3 %	2 %
Revenue growth in constant currency	6%	10 %	9 %	7 %	9 %	7%	3%	1 %	— %

Upload and Print	Q4FY18	Q4FY19
PrintBrothers reported revenue	$ 107.9	$ 117.0
The Print Group reported revenue	$ 85.8	$ 88.1
Upload and Print inter-segment eliminations	$ (0.3)	$ (0.3)
Total Upload and Print revenue in USD	**$ 193.3**	**$ 204.8**

Upload and Print revenue growth in USD	**6%**
Currency impact	**6%**
Total Upload and Print revenue in constant currency	**12%**

PrintBrothers	Q1FY18	Q2FY18	Q3FY18	Q4FY18	Q1FY19	Q2FY19	Q3FY19	Q4FY19
Reported revenue growth	26 %	30 %	35 %	26 %	10%	8%	5%	8%
Currency impact	(6)%	(11)%	(18)%	(10)%	2%	4%	9%	7%
Revenue growth in constant currency	20 %	19 %	17 %	16 %	12%	12%	14%	15%
Impact of TTM acquisitions	— %	— %	— %	— %	—%	—%	—%	—%
Revenue growth in constant currency excl. TTM acquisitions	20 %	19 %	17 %	16 %	12%	12%	14%	15%

The Print Group	Q1FY18	Q2FY18	Q3FY18	Q4FY18	Q1FY19	Q2FY19	Q3FY19	Q4FY19
Reported revenue growth	16 %	23 %	23 %	13 %	4%	3%	(2)%	3%
Currency impact	(5)%	(10)%	(16)%	(9)%	1%	3%	8 %	6%
Revenue growth in constant currency	11 %	13 %	7 %	4 %	5%	6%	6 %	9%
Impact of TTM acquisitions	— %	— %	— %	— %	—%	—%	— %	—%
Revenue growth in constant currency excl. TTM acquisitions	11 %	13 %	7 %	4 %	5%	6%	6 %	9%

Values may not sum to total due to rounding.

Page 32 of 44

CONSTANT-CURRENCY REVENUE GROWTH RATES (CONT'D)
(Quarterly)

National Pen	Q4FY17	Q1FY18	Q2FY18	Q3FY18	Q4FY18	Q1FY19	Q2FY19	Q3FY19	Q4FY19
Reported revenue growth[1]	100 %	100 %	100 %	39 %	22 %	10%	5%	(2)%	6%
Currency impact	— %	— %	— %	(9)%	(3)%	1%	2%	3 %	2%
Revenue growth in constant currency	100 %	100 %	100 %	30 %	19 %	11%	7%	1 %	8%
Impact of TTM acquisitions	(100)%	(100)%	(100)%	— %	— %	—%	—%	— %	—%
Revenue growth in constant currency excl. TTM acquisitions	— %	— %	— %	30 %	19 %	11%	7%	1 %	8%
Pro Forma National Pen Growth Rates:									
Pro forma revenue growth in U.S. dollars	*(5)%*	*(5)%*	*33 %*	*N/A*	*N/A*	*N/A*	*N/A*	*N/A*	*N/A*
Currency impact	*3 %*	*(2)%*	*(5)%*	*N/A*	*N/A*	*N/A*	*N/A*	*N/A*	*N/A*
Pro forma revenue growth in constant currency	*(2)%*	*(7)%*	*28 %*	*N/A*	*N/A*	*N/A*	*N/A*	*N/A*	*N/A*
Impact of discontinued operations	*3 %*	*4 %*	*— %*	*N/A*	*N/A*	*N/A*	*N/A*	*N/A*	*N/A*
Pro forma revenue growth in constant currency, excluding discontinued operations	*1 %*	*(3)%*	*28 %*	*N/A*	*N/A*	*N/A*	*N/A*	*N/A*	*N/A*

[1]National Pen's reported revenue growth was 100% from Q3 FY17 to Q2 FY18 since we did not own this business in the corresponding year-ago periods.

All Other Businesses	Q4FY17	Q1FY18	Q2FY18	Q3FY18	Q4FY18	Q1FY19	Q2FY19	Q3FY19	Q4FY19
Reported revenue growth	6%	7 %	(53)%	(33)%	(33)%	(33)%	194 %	166 %	176 %
Currency impact	1%	(2)%	— %	— %	2 %	6 %	7 %	6 %	4 %
Revenue growth in constant currency	7%	5 %	(53)%	(33)%	(31)%	(27)%	201 %	172 %	180 %
Impact of TTM acquisitions and divestitures	—%	35 %	77 %	86 %	77 %	56 %	(184)%	(174)%	(183)%
Revenue growth in constant currency excl. TTM acquisitions & divestitures	7%	40 %	24 %	53 %	46 %	29 %	17 %	(2)%	(3)%

CONSTANT-CURRENCY REVENUE GROWTH RATES
(Annual)

Total Company	FY2015	FY2016	FY2017	FY2018	FY2019
Reported revenue growth	18 %	20 %	19 %	21 %	6 %
Currency impact	5 %	4 %	2 %	(4)%	3 %
Revenue growth in constant currency	23 %	24 %	21 %	17 %	9 %
Impact of TTM acquisitions, divestitures & JVs	(14)%	(13)%	(13)%	(6)%	(4)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	9 %	11 %	8 %	11 %	5 %

Values may not sum to total due to rounding.

Page 33 of 44

CONSTANT-CURRENCY REVENUE GROWTH RATES (CONT'D)

(Annual)

Vistaprint	FY2015	FY2016	FY2017	FY2018	FY2019
Reported revenue growth	4%	6%	7%	12 %	1%
Currency impact	5%	4%	2%	(3)%	2%
Revenue growth in constant currency	9%	10%	9%	9 %	3%
Impact of TTM acquisitions, divestitures & JVs	—%	—%	—%	— %	—%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	9%	10%	9%	9 %	3%

Upload and Print	FY2018	FY2019
PrintBrothers reported revenue	$ 410.8	$ 444.0
The Print Group reported revenue	$ 320.5	$ 325.9
Upload and Print inter-segment eliminations	$ (1.2)	$ (0.9)
Total Upload and Print revenue in USD	**$ 730.0**	**$ 768.9**

Upload and Print revenue growth in USD	5%
Currency impact	5%
Total Upload and Print revenue in constant currency	10%

PrintBrothers	FY2018	FY2019
Reported revenue growth	29 %	8%
Currency impact	(11)%	5%
Revenue growth in constant currency	18 %	13%
Impact of TTM acquisitions, divestitures & JVs	— %	—%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	18 %	13%

The Print Group	FY2018	FY2019
Reported revenue growth	19 %	2%
Currency impact	(10)%	4%
Revenue growth in constant currency	9 %	6%
Impact of TTM acquisitions, divestitures & JVs	— %	—%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	9 %	6%

National Pen	FY2019
Reported revenue growth	5%
Currency impact	2%
Revenue growth in constant currency	7%
Impact of TTM acquisitions, divestitures & JVs	—%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	7%

Values may not sum to total due to rounding.

Page 34 of 44

CONSTANT-CURRENCY REVENUE GROWTH RATES (CONT'D)

(Annual)

All Other Businesses	FY2015	FY2016	FY2017	FY2018	FY2019
Reported revenue growth	138 %	(6)%	(7)%	(32)%	111 %
Currency impact	17 %	8 %	— %	— %	6 %
Revenue growth in constant currency	155 %	2 %	(7)%	(32)%	117 %
Impact of TTM acquisitions, divestitures & JVs	(139)%	— %	— %	72 %	(108)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	16 %	2 %	(7)%	40 %	9 %

TWO-YEAR STACKED CONSTANT-CURRENCY ORGANIC REVENUE GROWTH RATES

(Quarterly)

Total Company	Q4FY16	Q1FY17	Q2FY17	Q3FY17
Reported revenue growth	26 %	18 %	16 %	26 %
Currency impact	— %	1 %	2 %	2 %
Revenue growth in constant currency	26 %	19 %	18 %	28 %
Impact of TTM acquisitions, divestitures & JVs	(15)%	(13)%	(10)%	(17)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	11 %	6 %	8 %	11 %

Total Company	Q4FY17	Q1FY18	Q2FY18	Q3FY18	Q4FY18	Q1FY19	Q2FY19	Q3FY19	Q4FY19
Reported revenue growth	18 %	27 %	32 %	16 %	12 %	5%	8 %	4 %	7 %
Currency impact	2 %	(3)%	(5)%	(8)%	(4)%	1%	3 %	5 %	3 %
Revenue growth in constant currency	20 %	24 %	27 %	8 %	8 %	6%	11 %	9 %	10 %
Impact of TTM acquisitions, divestitures & JVs	(11)%	(12)%	(16)%	3 %	3 %	2%	(5)%	(6)%	(5)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	9 %	12 %	11 %	11 %	11 %	8%	6 %	3 %	5 %

2-Year Stacked Organic Constant-Currency	Q4'16+ Q4'17	Q1'17+ Q1'18	Q2'17+ Q2'18	Q3'17+ Q3'18	Q4'17+ Q4'18	Q1'18+ Q1'19	Q2'18+ Q2'19	Q3'18+ Q3'19	Q4'18+ Q4'19
Year 1 (Earlier of the 2 Stacked Periods)	11 %	6 %	8 %	11 %	9 %	12%	11 %	11 %	11 %
Year 2 (More Recent of the 2 Stacked Periods)	9 %	12 %	11 %	11 %	11 %	8%	6 %	3 %	5 %
Year 1 + Year 2	20 %	18 %	19 %	22 %	20 %	20%	17 %	14 %	16 %

Note: Total company revenue growth in constant currency excluding TTM acquisitions, divestitures and joint ventures for all periods excludes the impact of currency. The organic constant-currency growth rate excludes Albumprinter revenue from Q1 FY2017 through Q1 FY2018, Digipri (the part of our Japan business that we previously sold) revenue, for Q2 FY2018, and VIDA and BuildASign revenue for all periods.

Values may not sum to total due to rounding.

Page 35 of 44

TWO-YEAR STACKED CONSTANT-CURRENCY ORGANIC REVENUE GROWTH RATES (CONT'D)

(Quarterly)

Vistaprint	Q4FY16	Q1FY17	Q2FY17	Q3FY17
Reported revenue growth	12%	7%	7%	11%
Currency impact	—%	1%	2%	1%
Revenue growth in constant currency	12%	8%	9%	12%
Impact of TTM acquisitions, divestitures & JVs	—%	—%	—%	—%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	12%	8%	9%	12%

Vistaprint	Q4FY17	Q1FY18	Q2FY18	Q3FY18	Q4FY18	Q1FY19	Q2FY19	Q3FY19	Q4FY19
Reported revenue growth	5%	11 %	13 %	11 %	11 %	6%	1%	(2)%	(2)%
Currency impact	1%	(1)%	(4)%	(4)%	(2)%	1%	2%	3 %	2 %
Revenue growth in constant currency	6%	10 %	9 %	7 %	9 %	7%	3%	1 %	— %
Impact of TTM acquisitions, divestitures & JVs	—%	— %	— %	— %	— %	—%	—%	— %	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	6%	10 %	9 %	7 %	9 %	7%	3%	1 %	— %

2-Year Stacked Organic Constant-Currency	Q4'16+ Q4'17	Q1'17+ Q1'18	Q2'17+ Q2'18	Q3'17+ Q3'18	Q4'17+ Q4'18	Q1'18+ Q1'19	Q2'18+ Q2'19	Q3'18+ Q3'19	Q4'18+ Q4'19
Year 1 (Earlier of the 2 Stacked Periods)	12%	8 %	9 %	12 %	6 %	10%	9%	7 %	9 %
Year 2 (More Recent of the 2 Stacked Periods)	6%	10 %	9 %	7 %	9 %	7%	3%	1 %	— %
Year 1 + Year 2	18%	18 %	18 %	19 %	15 %	17%	12%	8 %	9 %

PrintBrothers	Q1FY18	Q2FY18	Q3FY18	Q4FY18	Q1FY19	Q2FY19	Q3FY19	Q4FY19
Reported revenue growth	26 %	30 %	35 %	26 %	10%	8%	5%	8%
Currency impact	(6)%	(11)%	(18)%	(10)%	2%	4%	9%	7%
Revenue growth in constant currency	20 %	19 %	17 %	16 %	12%	12%	14%	15%
Impact of TTM acquisitions, divestitures & JVs	— %	— %	— %	— %	—%	—%	—%	—%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	20 %	19 %	17 %	16 %	12%	12%	14%	15%

2-Year Stacked Organic Constant-Currency	Q1'18+ Q1'19	Q2'18+ Q2'19	Q3'18+ Q3'19	Q4'18+ Q4'19
Year 1 (Earlier of the 2 Stacked Periods)	20%	19%	17%	16%
Year 2 (More Recent of the 2 Stacked Periods)	12%	12%	14%	15%
Year 1 + Year 2	32%	31%	31%	31%

Values may not sum to total due to rounding. Page 36 of 44

TWO-YEAR STACKED CONSTANT-CURRENCY ORGANIC REVENUE GROWTH RATES (CONT'D)
(Quarterly)

The Print Group	Q1FY18	Q2FY18	Q3FY18	Q4FY18	Q1FY19	Q2FY19	Q3FY19	Q4FY19
Reported revenue growth	16 %	23 %	23 %	13 %	4%	3%	(2)%	3%
Currency impact	(5)%	(10)%	(16)%	(9)%	1%	3%	8 %	6%
Revenue growth in constant currency	11 %	13 %	7 %	4 %	5%	6%	6 %	9%
Impact of TTM acquisitions, divestitures & JVs	— %	— %	— %	— %	—%	—%	— %	—%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	11 %	13 %	7 %	4 %	5%	6%	6 %	9%

2-Year Stacked Organic Constant-Currency	Q1'18+ Q1'19	Q2'18+ Q2'19	Q3'18+ Q3'19	Q4'18+ Q4'19
Year 1 (Earlier of the 2 Stacked Periods)	11%	13%	7 %	4%
Year 2 (More Recent of the 2 Stacked Periods)	5%	6%	6 %	9%
Year 1 + Year 2	16%	19%	13 %	13%

GROSS PROFIT AND CONTRIBUTION PROFIT
(Quarterly, in millions except percentages)

	Q4FY17	Q1FY18	Q2FY18	Q3FY18	Q4FY18	Q1FY19	Q2FY19	Q3FY19	Q4FY19
Total revenue	$564.3	$563.3	$762.1	$636.1	$631.1	$589.0	$825.6	$661.8	$674.7
Cost of revenue	$279.1	$283.8	$360.3	$319.2	$316.6	$302.5	$411.5	$342.7	$344.7
Gross profit (revenue minus cost of revenue)	**$285.2**	**$279.5**	**$401.8**	**$316.9**	**$314.6**	**$286.5**	**$414.1**	**$319.1**	**$330.0**
as a percent of total revenue	*50.5%*	*49.6%*	*52.7%*	*49.8%*	*49.8%*	*48.6%*	*50.2%*	*48.2%*	*48.9%*
Advertising expense and payment processing fees	$99.4	$105.0	$140.8	$118.5	$108.8	$123.4	$147.8	$108.7	$91.5
Contribution profit (gross profit minus advertising/processing fees)	**$185.7**	**$174.5**	**$261.0**	**$198.4**	**$205.7**	**$163.2**	**$266.3**	**$210.4**	**$238.5**
as a percent of total revenue	*32.9%*	*31.0%*	*34.3%*	*31.2%*	*32.6%*	*27.7%*	*32.3%*	*31.8%*	*35.4%*

Values may not sum to total due to rounding.

Page 37 of 44

PROFIT (LOSS) BY REPORTABLE SEGMENT ("SEGMENT PROFIT")

(Quarterly and Annual, in thousands)

	Q4 FY2017	Q4 FY2018	Q4 FY2019	FY2017	FY2018	FY2019
Vistaprint	$ 37,772	$ 53,874	$ 74,558	$ 167,687	$ 241,479	$ 275,323
PrintBrothers	6,668	9,753	11,684	27,737	33,890	36,965
The Print Group	13,289	14,952	16,053	35,452	45,420	47,270
National Pen	1,001	2,980	4,725	(2,225)	22,165	9,838
All Other Businesses	(9,361)	(9,161)	(5,520)	(31,305)	(34,620)	(29,637)
Total segment profit	**$49,369**	**$72,398**	**$101,500**	**$197,346**	**$308,334**	**$339,759**
Central and corporate costs ex. unallocated SBC	(26,080)	(26,802)	(27,116)	(104,749)	(106,202)	(110,576)
Unallocated SBC	(4,573)	(7,040)	(3,149)	(13,346)	(25,198)	3,771
Include: Realized (losses) gains on certain currency derivatives not included in operating income	3,156	(2,487)	6,400	16,474	(11,445)	20,289
Adjusted NOP	**$21,872**	**$36,069**	**$77,635**	**$95,725**	**$165,489**	**$253,243**
Exclude: Realized losses (gains) on certain currency derivatives not included in operating income	(3,156)	2,487	(6,400)	(16,474)	11,445	(20,289)
Acquisition-related amortization and depreciation	(12,662)	(11,819)	(13,154)	(46,402)	(50,149)	(53,526)
Earn-out related charges[1]	(12,245)	—	—	(40,384)	(2,391)	—
Share-based compensation related to investment consideration	(4,559)	(5,745)	—	(9,638)	(6,792)	(2,893)
Certain impairments and other adjustments	—	—	(7,503)	(9,556)	—	(8,110)
Restructuring-related charges	(810)	(550)	(2,991)	(26,700)	(15,236)	(12,053)
Interest expense for Waltham, MA lease	1,904	1,844	1,778	7,727	7,489	7,235
Gain on the purchase or sale of subsidiaries[2]	—	(435)	—	—	47,945	—
Total income (loss) from operations	**($9,656)**	**$21,851**	**$49,365**	**($45,702)**	**$157,800**	**$163,607**

[1]Includes expense recognized for the change in fair value of contingent consideration and compensation expense related to earn-out mechanisms dependent upon continued employment.
[2]Includes the impact of the gain on the sale of Albumprinter, as well as a bargain purchase gain as defined by ASC 805-30 for an acquisition in which the identifiable assets acquired and liabilities assumed are greater than the consideration transferred, that was recognized in general and administrative expense in our consolidated statement of operations during the three months ended September 30, 2017.

Values may not sum to total due to rounding.

Page 38 of 44

ADJUSTED NET OPERATING PROFIT

(Quarterly, in millions except percentages)

	Q4FY17	Q1FY18	Q2FY18	Q3FY18	Q4FY18	Q1FY19	Q2FY19	Q3FY19	Q4FY19
GAAP operating income (loss)	($9.7)	$46.6	$72.7	$16.6	$21.9	($6.0)	$90.6	$29.6	$49.4
Exclude expense (benefit) impact of:									
Acquisition-related amortization and depreciation	$12.7	$12.7	$12.6	$13.0	$11.8	$11.4	$14.9	$14.1	$13.2
Earn-out related charges[1]	$12.2	$1.1	$1.3	$—	$—	$—	$—	$—	$—
Share-based compensation related to investment consideration	$4.6	$—	$1.0	$—	$5.7	$—	$2.9	$—	$—
Certain impairments and other adjustments[2]	$—	$—	$—	$—	$—	$—	$—	$0.6	$7.5
Restructuring related charges	$0.8	$0.9	$11.5	$2.3	$0.6	$0.2	$1.0	$7.9	$3.0
Less: Interest expense associated with Waltham, MA lease	($1.9)	($1.9)	($1.9)	($1.8)	($1.8)	($1.8)	($1.8)	($1.8)	($1.8)
Less: Gain on the purchase or sale of subsidiaries[3]	$—	($48.4)	$—	$—	$0.4	$—	$—	$—	$—
Include: Realized (losses) gains on certain currency derivatives not included in operating income	$3.2	($0.6)	($3.5)	($4.8)	($2.5)	$1.6	$7.4	$4.8	$6.4
Adjusted NOP	**$21.9**	**$10.4**	**$93.7**	**$25.3**	**$36.1**	**$5.3**	**$115.1**	**$55.2**	**$77.6**
Adjusted NOP as a percent of total revenue	*3.9%*	*1.8%*	*12.3%*	*4.0%*	*5.7%*	*0.9%*	*13.9%*	*8.3%*	*11.5%*

ADJUSTED NET OPERATING PROFIT

(TTM, in millions)

	TTM Q4FY17	TTM Q1FY18	TTM Q2FY18	TTM Q3FY18	TTM Q4FY18	TTM Q1FY19	TTM Q2FY19	TTM Q3FY19	TTM Q4FY19
GAAP operating income (loss)	($45.7)	$28.7	$67.7	$126.3	$157.8	$105.2	$123.1	$136.1	$163.6
Exclude expense (benefit) impact of:									
Acquisition-related amortization and depreciation	$46.4	$48.9	$51.5	$51.0	$50.1	$48.8	$51.1	$52.2	$53.5
Earn-out related charges[1]	$40.4	$25.3	$19.5	$14.6	$2.4	$1.3	$—	$—	$—
Share-based compensation related to investment consideration	$9.6	$5.6	$6.0	$5.6	$6.8	$6.8	$8.6	$8.6	$2.9
Certain impairments and other adjustments[2]	$9.6	$9.6	$9.6	$—	$—	$—	$—	$0.6	$8.1
Restructuring related charges	$26.7	$27.6	$38.0	$15.5	$15.2	$14.6	$4.1	$9.6	$12.1
Less: Interest expense associated with Waltham, MA lease	($7.7)	($7.7)	($7.6)	($7.5)	($7.5)	($7.4)	($7.4)	($7.3)	($7.2)
Less: Gain on the purchase or sale of subsidiaries[3]	$—	($48.4)	($48.4)	($48.4)	($47.9)	$0.4	$0.4	$0.4	$—
Include: Realized (losses) gains on certain currency derivatives not included in operating income	$16.5	$14.0	$3.6	($5.8)	($11.4)	($9.2)	$1.8	$11.4	$20.3
Adjusted NOP	**$95.7**	**$103.5**	**$139.8**	**$151.3**	**$165.5**	**$160.4**	**$181.8**	**$211.7**	**$253.2**

[1]Includes expense recognized for the change in fair value of contingent consideration & compensation expense related to cash-based earn-out mechanisms dependent upon continued employment.

[2]Includes the impact of certain impairments of goodwill and other long-lived assets as defined by ASC 350 - "Intangibles - Goodwill and Other", as well as reserves recognized for loans as defined by ASC 326 - "Financial Instruments - Credit Losses."

[3]Includes the impact of the gain on the sale of Albumprinter, as well as a bargain purchase gain as defined by ASC 805-30 for an acquisition in which the identifiable assets acquired and liabilities assumed are greater than the consideration transferred, that was recognized in general and administrative expense in our consolidated statement of operations during the three months ended September 30, 2017.

Values may not sum to total due to rounding.

Page 39 of 44

ADJUSTED EBITDA
(Quarterly, in millions)

	Q4FY17	Q1FY18	Q2FY18	Q3FY18	Q4FY18	Q1FY19	Q2FY19	Q3FY19	Q4FY19
GAAP operating income (loss)	($9.7)	$46.6	$72.7	$16.6	$21.9	($6.0)	$90.6	$29.6	$49.4
Depreciation and amortization	$42.6	$42.4	$41.3	$43.4	$41.9	$40.7	$44.5	$44.1	$43.7
Waltham, MA lease depreciation adjustment	($1.0)	($1.0)	($1.0)	($1.0)	($1.0)	($1.0)	($1.0)	($1.0)	($1.0)
Share-based compensation expense[1]	$13.0	$6.8	$12.8	$12.8	$16.7	$8.9	($2.7)	$4.5	$7.6
Proceeds from insurance	$—	$—	$0.4	$0.3	$—	$—	$—	$—	$—
Interest expense associated with Waltham, MA lease	($1.9)	($1.9)	($1.9)	($1.8)	($1.8)	($1.8)	($1.8)	($1.8)	($1.8)
Earn-out related charges	$12.2	$1.1	$1.3	$—	$—	$—	$—	$—	$—
Certain impairments and other adjustments	$—	$—	$0.5	$0.9	$1.5	($0.1)	$0.1	$0.8	$9.9
Gain on purchase or sale of subsidiaries	$—	($48.4)	$—	$—	$0.4	$—	$—	$—	$—
Restructuring related charges	$0.8	$0.9	$11.5	$2.3	$0.6	$0.2	$1.0	$7.9	$3.0
Realized gains (losses) on currency derivatives not included in operating income	$3.2	($0.6)	($3.5)	($4.8)	($2.5)	$1.6	$7.4	$4.8	$6.4
Adjusted EBITDA[2,3]	**$59.2**	**$45.8**	**$134.0**	**$68.7**	**$77.6**	**$42.5**	**$138.1**	**$88.9**	**$117.2**

ADJUSTED EBITDA
(Annual, in millions)

	FY2017	FY2018	FY2019
GAAP operating income (loss)	($45.7)	$157.8	$163.6
Depreciation and amortization	$159.7	$169.0	$173.0
Waltham, MA lease depreciation adjustment	($4.1)	($4.1)	($4.1)
Share-based compensation expense[1]	$42.4	$49.1	$18.3
Proceeds from insurance	$0.8	$0.7	$—
Interest expense associated with Waltham, MA lease	($7.7)	($7.5)	($7.2)
Earn-out related charges	$40.4	$2.4	$—
Certain impairments and other adjustments	$9.6	$2.9	$10.7
Gain on purchase or sale of subsidiaries	$—	($47.9)	$—
Restructuring related charges	$26.7	$15.2	$12.1
Realized gains (losses) on currency derivatives not included in operating income	$16.5	($11.4)	$20.3
Adjusted EBITDA[2,3]	**$238.4**	**$326.1**	**$386.5**

Values may not sum to total due to rounding.

Page 40 of 44

ADJUSTED EBITDA

(TTM, in millions)

	TTM Q4FY17	TTM Q1FY18	TTM Q2FY18	TTM Q3FY18	TTM Q4FY18	TTM Q1FY19	TTM Q2FY19	TTM Q3FY19	TTM Q4FY19
GAAP operating income (loss)	($45.7)	$28.7	$67.7	$126.3	$157.8	$105.2	$123.1	$136.1	$163.6
Depreciation and amortization	$159.7	$166.5	$170.8	$169.7	$169.0	$167.3	$170.5	$171.2	$173.0
Waltham, MA lease depreciation adjustment	($4.1)	($4.1)	($4.1)	($4.1)	($4.1)	($4.1)	($4.1)	($4.1)	($4.1)
Share-based compensation expense[1]	$42.4	$37.6	$39.1	$45.4	$49.1	$51.2	$35.7	$27.4	$18.3
Proceeds from insurance	$0.8	$0.2	$0.5	$0.7	$0.7	$0.7	$0.3	$—	$—
Interest expense associated with Waltham, MA lease	($7.7)	($7.7)	($7.6)	($7.5)	($7.5)	($7.4)	($7.4)	($7.3)	($7.2)
Earn-out related charges	$40.4	$25.3	$19.5	$14.6	$2.4	$1.3	$—	$—	$—
Certain impairments and other adjustments	$9.6	$9.6	$10.1	$1.4	$2.9	$2.8	$2.4	$2.3	$10.7
Gain on purchase or sale of subsidiaries	$—	($48.4)	($48.4)	($48.4)	($47.9)	$0.4	$0.4	$0.4	$—
Restructuring related charges	$26.7	$27.6	$38.0	$15.5	$15.2	$14.6	$4.1	$9.6	$12.1
Realized gains (losses) on currency derivatives not included in operating income	$16.5	$14.0	$3.6	($5.8)	($11.4)	($9.2)	$1.8	$11.4	$20.3
Adjusted EBITDA[2,3]	**$238.4**	**$249.2**	**$289.2**	**$307.7**	**$326.1**	**$322.8**	**$326.8**	**$347.0**	**$386.5**

[1]From Q4FY17 through Q3FY18 the SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.
[2]This letter uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions or divestitures; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA.
[3]Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting.

ADJUSTED FREE CASH FLOW

(Quarterly, in millions)

	Q4FY17	Q1FY18	Q2FY18	Q3FY18	Q4FY18	Q1FY19	Q2FY19	Q3FY19	Q4FY19
Net cash provided by operating activities	$33.1	$16.4	$160.4	($32.1)	$47.7	$22.2	$183.3	$17.0	$108.6
Purchases of property, plant and equipment	($17.2)	($20.5)	($18.2)	($8.8)	($13.5)	($21.0)	($17.7)	($19.2)	($12.6)
Purchases of intangible assets not related to acquisitions	($0.1)	$—	($0.3)	$—	$—	$—	$—	$—	$—
Capitalization of software and website development costs	($8.6)	($8.9)	($9.2)	($11.4)	($11.4)	($11.2)	($10.7)	($12.7)	($14.0)
Payment of contingent earn-out liabilities	$—	$—	$—	$49.2	$—	$—	$—	$—	$—
Adjusted free cash flow	**$7.1**	**($13.0)**	**$132.7**	**($3.0)**	**$22.8**	**($10.1)**	**$154.8**	**($14.9)**	**$81.9**

Reference:

Value of capital leases	$2.3	$—	$0.1	$0.4	$—	$3.6	$3.7	$4.4	$0.3
Cash restructuring payments	$7.5	$4.1	$6.8	$4.2	$2.2	$1.2	$0.4	$3.1	$1.3

Cash paid during the period for interest	$17.8	$8.4	$17.4	$8.0	$22.8	$7.5	$22.3	$10.1	$24.1
Interest expense for Waltham, MA Lease	($1.9)	($1.9)	($1.9)	($1.8)	($1.8)	($1.8)	($1.8)	($1.8)	($1.8)
Cash interest related to borrowing	**$15.9**	**$6.5**	**$15.5**	**$6.2**	**$20.9**	**$5.7**	**$20.4**	**$8.3**	**$22.3**

Values may not sum to total due to rounding.

Page 41 of 44

ADJUSTED FREE CASH FLOW

(Annual, in millions)

	FY2017	FY2018	FY2019
Net cash provided by operating activities	$156.7	$192.3	$331.1
Purchases of property, plant and equipment	($74.2)	($60.9)	($70.6)
Purchases of intangible assets not related to acquisitions	($0.2)	($0.3)	($0.1)
Capitalization of software and website development costs	($37.3)	($40.8)	($48.7)
Payment of contingent earn-out liabilities	$—	$49.2	$—
Adjusted free cash flow	**$45.1**	**$139.5**	**$211.8**

Reference:

Value of capital leases	$14.4	$0.5	$11.9
Cash restructuring payments	$15.0	$17.3	$6.0
Cash paid during the period for interest	$45.3	$56.6	$63.9
Interest expense for Waltham, MA Lease	($7.7)	($7.5)	($7.2)
Cash interest related to borrowing	**$37.5**	**$49.1**	**$56.7**

ADJUSTED FREE CASH FLOW

(TTM, in millions)

	TTM Q4FY17	TTM Q1FY18	TTM Q2FY18	TTM Q3FY18	TTM Q4FY18	TTM Q1FY19	TTM Q2FY19	TTM Q3FY19	TTM Q4FY19
Net cash provided by operating activities	$156.7	$163.5	$218.8	$177.7	$192.3	$198.2	$221.1	$270.2	$331.1
Purchases of property, plant and equipment	($74.2)	($75.3)	($76.6)	($64.7)	($60.9)	($61.5)	($61.0)	($71.4)	($70.6)
Purchases of intangible assets not related to acquisitions	($0.2)	($0.2)	($0.4)	($0.4)	($0.3)	($0.3)	($0.1)	$—	($0.1)
Capitalization of software and website development costs	($37.3)	($37.9)	($36.3)	($38.1)	($40.8)	($43.1)	($44.7)	($46.0)	($48.7)
Payment of contingent earn-out liabilities	$—	$—	$—	$49.2	$49.2	$49.2	$49.2	$—	$—
Adjusted free cash flow	**$45.1**	**$50.1**	**$105.6**	**$123.8**	**$139.5**	**$142.5**	**$164.6**	**$152.7**	**$211.8**

Reference:

Value of capital leases	$14.4	$12.3	$9.6	$2.9	$0.5	$4.1	$7.6	$11.6	$11.9
Cash restructuring payments	$15.0	$19.1	$25.9	$22.6	$17.3	$14.5	$8.1	$7.0	$6.0
Cash paid during the period for interest	$45.3	$48.3	$51.0	$51.7	$56.6	$55.7	$60.6	$62.6	$63.9
Interest expense for Waltham, MA Lease	($7.7)	($7.7)	($7.6)	($7.5)	($7.5)	($7.4)	($7.4)	($7.3)	($7.2)
Cash interest related to borrowing	**$37.5**	**$40.7**	**$43.4**	**$44.2**	**$49.1**	**$48.3**	**$53.2**	**$55.3**	**$56.7**

Values may not sum to total due to rounding.

Page 42 of 44

INTEREST EXPENSE RELATED TO BORROWING (P&L VIEW)

(Quarterly, in millions)

	Q4FY17	Q1FY18	Q2FY18	Q3FY18	Q4FY18	Q1FY19	Q2FY19	Q3FY19	Q4FY19
P&L view of interest expense	$12.9	$13.1	$12.5	$12.7	$14.8	$13.8	$16.8	$16.8	$15.8
Less: Interest expense associated with Waltham, MA Lease	($1.9)	($1.9)	($1.9)	($1.8)	($1.8)	($1.8)	($1.8)	($1.8)	($1.8)
Less: Interest expense related to investment consideration	$—	$—	($0.4)	($0.1)	($1.6)	$—	($0.8)	$—	$—
Interest expense related to borrowing	**$11.0**	**$11.2**	**$10.2**	**$10.7**	**$11.3**	**$11.9**	**$14.2**	**$15.0**	**$14.0**

RETURN ON INVESTED CAPITAL

(TTM, in millions except percentages)

	Q4FY17	Q1FY18	Q2FY18	Q3FY18	Q4FY18	Q1FY19	Q2FY19	Q3FY19	Q4FY19
Total Debt	$876.7	$820.8	$700.5	$812.6	$826.8	$863.6	$1,048.4	$1,075.1	$1,023.6
Redeemable Noncontrolling Interest	$45.4	$83.8	$85.5	$87.8	$86.2	$91.4	$53.4	$52.4	$63.2
Total Shareholders' Equity	$75.2	$84.5	$119.7	$93.6	$93.9	$82.1	$128.2	$128.9	$131.8
Excess Cash[1]	$—	$—	$—	$—	$—	$—	$—	$—	$—
Invested Capital[2]	$997.3	$989.1	$905.7	$994.0	$1,006.9	$1,037.2	$1,230.0	$1,256.4	$1,218.6
Average Invested Capital[3]	$982.2	$1,005.7	$977.7	$971.5	$974.0	$986.0	$1,067.0	$1,132.6	$1,185.5

	TTM Q4FY17	TTM Q1FY18	TTM Q2FY18	TTM Q3FY18	TTM Q4FY18	TTM Q1FY19	TTM Q2FY19	TTM Q3FY19	TTM Q4FY19
Adjusted NOP	$95.7	$103.5	$139.8	$151.3	$165.5	$160.4	$181.8	$211.7	$253.2
Less: Cash Taxes	$49.3	$46.2	$39.5	$31.3	$32.3	$32.4	$32.8	$30.5	$26.3
Adjusted NOPAT	$46.4	$57.3	$100.3	$120.0	$133.2	$128.0	$149.0	$181.2	$226.9
Average Invested Capital[3] (from above)	$982.2	$1,005.7	$977.7	$971.5	$974.0	$986.0	$1,067.0	$1,132.6	$1,185.5
TTM Adjusted ROIC (cash tax)	*5%*	*6%*	*10%*	*12%*	*14%*	*13%*	*14%*	*16%*	*19%*
Adjusted NOPAT (from above)	$46.4	$57.3	$100.3	$120.0	$133.2	$128.0	$149.0	$181.2	$226.9
Add back: SBC included in adjusted NOP[4]	$32.7	$32.0	$33.2	$39.8	$42.3	$44.5	$27.1	$18.8	$15.4
TTM Adjusted NOPAT excluding SBC	$79.1	$89.4	$133.6	$159.9	$175.7	$172.5	$176.1	$200.0	$242.3
Average Invested Capital[3] (from above)	$982.2	$1,005.7	$977.7	$971.5	$974.0	$986.0	$1,067.0	$1,132.6	$1,185.5
TTM Adjusted ROIC excluding SBC (cash tax)	*8%*	*9%*	*14%*	*16%*	*18%*	*18%*	*17%*	*18%*	*20%*

[1]Excess cash is cash and equivalents > 5% of last twelve month revenues; if negative, capped at zero.
[2,3]Average invested capital represents a four quarter average of total debt, redeemable noncontrolling interests and total shareholder equity, less excess cash.
[4]Adjusted NOP already excludes SBC related to investment consideration and restructuring. Here we remove the remaining SBC, so that the "Adjusted NOPAT excluding SBC" excludes all SBC.

Values may not sum to total due to rounding.

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ABOUT CIMPRESS: Cimpress N.V. (Nasdaq: CMPR) invests in and builds customer-focused, entrepreneurial, mass-customization businesses for the long term. Mass customization is a competitive strategy which seeks to produce goods and services to meet individual customer needs with near mass production efficiency. Cimpress businesses include BuildASign, Drukwerkdeal, Exaprint, National Pen, Pixartprinting, Printi, Vistaprint and WIRmachenDRUCK. To learn more, visit http://www.cimpress.com. Cimpress and the Cimpress logo are trademarks of Cimpress N.V. or its subsidiaries. All other brand and product names appearing on this announcement may be trademarks or registered trademarks of their respective holders. CONTACT INFORMATION: Investor Relations: Media Relations: Jenna Marvel Paul McKinlay ir@cimpress.com mediarelations@cimpress.com +1.781.652.6480 SAFE HARBOR STATEMENT: This earnings commentary contains statements about our future expectations, plans, and prospects of our business that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995, including our expectations for the growth and development of our businesses, revenues, profits, and expenses; changes in our Vistaprint business, including reductions in our advertising spend and the development of a new e-commerce platform, and the anticipated effects of those changes; our expectations for our Printi business; the anticipated competitive position of certain of our businesses; and the the expected impacts of the new lease accounting standard. Forward-looking projections and expectations are inherently uncertain, are based on assumptions and judgments by management, and may turn out to be wrong. Our actual results may differ materially from those indicated by the forward-looking statements in this document as a result of various important factors, including but not limited to flaws in the assumptions and judgments upon which our forecasts and estimates are based; our failure to execute our strategy; our inability to make the investments in our business that we plan to make or the failure of those investments to achieve the results we expect; our failure to address performance issues in some of our businesses; the failure of the businesses we acquire or invest in to perform as expected; our failure to develop and deploy our mass customization platform or the Vistaprint e-commerce platform or the failure of either platform to drive the performance, efficiencies, and competitive advantage we expect; loss of key personnel or our inability to recruit talented personnel to drive performance of our businesses; unanticipated changes in our markets, customers, or businesses; our failure to attract new customers and retain our current customers; our failure to manage the growth and complexity of our business and expand our operations; the willingness of purchasers of customized products and services to shop online; changes in the laws and regulations, or in the interpretation of laws and regulations, that affect our businesses; our failure to maintain compliance with the covenants in our senior secured revolving credit facility and senior unsecured notes or to pay our debts when due; competitive pressures; general economic conditions; and other factors described in our Form 10-Q for the fiscal quarter ended March 31, 2019 and the other documents we periodically file with the U.S. SEC. In addition, the statements and projections in this quarterly earnings document represent our expectations and beliefs as of the date of this document, and subsequent events and developments may cause these expectations, beliefs, and projections to change. We specifically disclaim any obligation to update any forward-looking statements. These forward-looking statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to the date of this document. Page 44 of 44